UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-6362
Van Kampen Municipal Trust

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices) (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 10/31
Date of reporting period: 10/31/09

Item 1. Report to Shareholders.

The Trust’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

October 31, 2009

MUTUAL FUNDS Van Kampen Municipal Trust (VKQ)

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Municipal Trust performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust’s financial statements and a list of trust investments as of October 31, 2009.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the trust will achieve its investment objective. Trusts are subject to market risk, which is the possibility that the market values of securities owned by the trust will decline and that the value of the trust shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this trust.

Income may subject certain individuals to the federal Alternative Minimum Tax (AMT).

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 10/31/09 (Unaudited)

Municipal Trust
Symbol: VKQ
Average Annual	Based on	Based on
Total Returns	NAV	Market Price

Since Inception (9/27/91)	6.03%	5.89%

10-year	5.40	6.23

5-year	1.50	3.24

1-year	32.17	34.85

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns, net asset value (NAV) and common share market price will fluctuate and trust shares, when sold, may be worth more or less than their original cost.

NAV per share is determined by dividing the value of the Trust’s portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the end of the period. The Trust’s adviser has waived or reimbursed fees and expenses from time to time, absent such waivers/ reimbursements the Trust’s returns would have been lower. Periods of less than one year are not annualized.

The Lehman Brothers Municipal Bond Index, which has been shown in the Trust’s previous shareholder reports, changed its name to Barclays Capital Municipal Bond Index as of November 3, 2008. The Barclays Capital Municipal Bond Index is generally representative of investment-grade, tax exempt bonds. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Trust Report
For the 12-month period ended October 31, 2009

Market Conditions

The municipal bond market made a dramatic turnaround during the 12-month reporting period. Following the fourth quarter of 2008, one of the worst quarters on record for the municipal bond market and broad financial markets alike, the outlook for the economy and the markets gradually began to improve. Although the economy overall remained weak, certain economic indicators stabilized in early 2009, indicating that perhaps the contraction in growth might be slowing. At the same time, the various policies enacted by the federal government to provide liquidity and ease the stress on the financial system appeared to be taking hold as credit conditions became more favorable. Investors, encouraged by these improvements, began to take on more risk, sparking a rebound in market performance. Ongoing positive news on the corporate, banking and economic fronts in the ensuing months helped to sustain the rally throughout the remainder of the reporting period.

Renewed investor risk appetite led the higher-yielding, lower quality sector of the municipal market to outperform the investment-grade sector over the past several months, a dramatic reversal from the latter months of 2008. As a result, the high yield segment of the market slightly outperformed the investment grade segment for the overall 12-month reporting period, with the Barclays Capital High Yield Municipal Bond Index returning 14.53 percent versus 13.60 percent for the Barclays Capital Municipal Bond Index. Additionally, long-maturity bonds dramatically outperformed for the period, with the long end of the municipal yield curve outperforming the 10-year segment by approximately 800 basis points.

After experiencing net outflows for much of 2008, municipal bond funds enjoyed net inflows of approximately $60 billion year-to-date. Total new issue supply declined by 3 percent year-over-year to $332 billion. Issuance of taxable Build America Bonds has been displacing that of traditional tax-exempt municipal bonds. As a result, the supply of tax-exempt issues declined by 11 percent year-over-year to $265 billion as of the end of October 2009.

Performance Analysis

The Trust’s return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the Trust’s portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. On both an NAV basis and a market price basis, the Trust outperformed the Barclays Capital Municipal Bond Index (the “Index”).

Total return for the 12-month period ended October 31, 2009

Based on	Based on	Barclays Capital
NAV	Market Price	Municipal Bond Index

32.17%	34.85%	13.60%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information and index definition.

The Trust’s performance relative to the Index for the reporting period was primarily attributable to the following factors:

•	An overweight in lower quality bonds, particularly A and BBB rated issues, helped performance as these bonds have performed well, recovering from the extremely risk-averse environment of late 2008. Many of these holdings are in the health care and industrial development revenue/pollution control revenue (IDR/PCR) sectors.

•	A position in non-rated bonds, which are not represented in the Index, was additive to returns as spreads on these issues have tightened considerably from the historically wide levels reached last year.

•	With regard to the Trust’s yield-curve positioning, an overweight on the longer end of the curve was advantageous as longer maturity issues significantly outperformed shorter maturity issues for the reporting period.

•	The Trust’s housing bonds, which had an average credit rating of AA, and tobacco bonds also enhanced relative returns as strong demand drove prices in these sectors higher.

•	However, the Trust’s exposure to pre-refunded bonds held back relative performance as these high quality, short maturity issues underperformed for the period.

The Trust’s Board of Trustees has approved a procedure whereby the Trust may, when appropriate, repurchase its shares in the open market or in privately negotiated transactions at a price not above market value or NAV, whichever is lower at the time of purchase. This may help support the market value of the Trust’s shares.

Market Outlook

While certain economic indicators are showing some stabilization, the outlook for the economy is uncertain particularly due to continued job market deterioration. In the near term, we expect somewhat volatile markets as investors develop a clearer view of economic fundamentals in the U.S. and abroad. Amid this uncertainty, we do not expect any move towards tighter monetary policy over the next several months. Longer term, we expect to see credit quality improve as the economy rebounds, leading to further credit spread tightening. However, now that municipal bond prices have returned to levels more reflective of historical averages, going forward we do not expect to see the same level of returns the municipal market has experienced year-to-date.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Trust in the future.

Ratings Allocation as of 10/31/09 (Unaudited)

AAA/Aaa	23.3%
AA/Aa	25.1
A/A	21.0
BBB/Baa	15.3
BB/Ba	1.3
B/B	0.1
Non-Rated	13.9

Top Five Sectors as of 10/31/09 (Unaudited)

Hospital	21.4%
General Purpose	9.9
Airports	6.5
Bridge, Tunnel & Toll Road	6.4
Water & Sewer	6.0

Summary of Investments by State/Country Classification as of 10/31/09 (Unaudited)

California	14.6%
Illinois	9.5
Texas	9.2
New York	8.0
Florida	7.6
Ohio	5.6
New Jersey	4.8
Massachusetts	2.7
Arizona	2.7
Missouri	2.4
Nevada	2.0
Michigan	2.0
Wisconsin	1.9
Colorado	1.8
District of Columbia	1.8
South Carolina	1.6
Louisiana	1.6
Alabama	1.6
Tennessee	1.5
Washington	1.4
Indiana	1.4
Pennsylvania	1.4
North Carolina	1.3
Georgia	1.2
Kentucky	1.0
Kansas	1.0
Maryland	0.9
Minnesota	0.8
Virginia	0.8
Connecticut	0.8
West Virginia	0.6
Iowa	0.6
Puerto Rico	0.5
Alaska	0.4
Oklahoma	0.4
(continued on next page)

Summary of Investments by State/Country Classification as of 10/31/09 (Unaudited)
(continued from previous page)

New Hampshire	0.4
New Mexico	0.4
North Dakota	0.3
Idaho	0.3
Nebraska	0.3
Wyoming	0.3
Oregon	0.2
Rhode Island	0.1
Vermont	0.1
Utah	0.1
Guam	0.1

Total Investments	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings allocation and summary of investments by state/country classification are as a percentage of total investments. Sectors are as a percentage of total long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor’s and Moody’s, respectively.

Portfolio Management

Van Kampen Municipal Trust is managed by members of the Adviser’s Municipal Fixed Income team. The Municipal Fixed Income team consists of portfolio managers and analysts. The current members of the team jointly and primarily responsible for the day-to-day management of the Trust’s portfolio are Thomas Byron, an Executive Director of the Adviser, Robert J. Stryker, an Executive Director of the Adviser, and Robert W. Wimmel, an Executive Director of the Adviser.

Mr. Byron has been associated with the Adviser in an investment management capacity since 1981 and began managing the Trust in September 2000. Mr. Stryker has been associated with the Adviser in an investment management capacity since 1994 and began managing the Trust in December 2009. Mr. Wimmel has been associated with the Adviser in an investment management capacity since 1996 and began managing the Trust in November 2001. All team members are responsible for the execution of the overall strategy of the Trust’s portfolio. The composition of the team may change from time to time.

Derivatives Policy

The Trust has amended and restated its policy on derivatives to permit it to invest in the derivative investments discussed below.

The Trust may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Trust to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Trust to be more volatile than if the Trust had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Trust’s investment objective, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Trust may use and their associated risks:

Futures. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Trust’s initial investment in such contracts.

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Trust’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or credit quality changes are not correctly anticipated by the Trust or if the reference index, security or investments do not perform as expected.

Inverse Floaters. Inverse floating rate obligations are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

Inverse Floating Rate Municipal Obligations. The inverse floating rate municipal obligations in which the Trust may invest include derivative instruments such as residual interest bonds (“RIBs”) or tender option bonds (“TOBs”). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by the Trust. The short-term floating rate interests have first priority on the cash flow from the bond held by the special purpose trust and the Trust is paid the residual cash flow from the bond held by the special purpose trust.

Inverse floating rate investments are variable debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity.

The Trust generally invests in inverse floating rate investments that include embedded leverage, thus exposing the Trust to greater risks and increased costs. The market value of a “leveraged” inverse floating rate investment generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. The extent of increases and decreases in the value of inverse floating rate investments generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Trust’s net asset value to be more volatile than if it had not invested in inverse floating rate investments.

In certain instances, the short-term floating rate interests created by the trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the trust holding the long-term fixed rate bonds may be collapsed. In the case of floaters created by the Trust, the Trust will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Trust could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

For More Information About Portfolio Holdings

Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the trust’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a trust’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 341-2929.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Trust’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 341-2929 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2009 and May 20-21, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. Finally, the Board considered materials it had received in connection with fee waivers currently in place for the Fund and materials it had received in connection with the share repurchase program currently in place for the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and those specific to portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team and the Fund’s portfolio management strategy over time. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including, among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from the investment adviser’s relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

Van Kampen Municipal Trust
Portfolio of Investments  ■  October 31, 2009

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Municipal Bonds 166.5% Alabama 2.6%
$2,150	Bessemer, AL Governmental Util Svc Corp Wtr Supply Rev Rfdg, Ser A (AGL Insd) (a)	5.000%	06/01/39	$2,173,725
3,695	Gadsden, AL Wts, Ser B (AMBAC Insd)	5.250	08/01/21	4,059,475
1,300	Hlthcare Auth For Baptist Hlth AL, Ser A (b)	6.125	11/15/36	1,369,160
1,725	Huntsville-Redstone Vlg, AL Spl Care Fac Fin Auth Redstone Vlg Proj	5.500	01/01/43	1,264,201
4,000	Jefferson Cnty, AL Swr Rev Cap Impt Wts (FGIC Insd) (Prerefunded @ 8/01/12)	5.125	02/01/42	4,314,280

				13,180,841

	Alaska 0.7%
1,000	Matanuska-Susitna Boro, AK Ctf Partn Pub Safety Bldg Lease (FSA Insd)	5.750	03/01/16	1,015,580
3,870	Northern Tob Sec Corp AK Tob Settlement Rev Asset Bkd, Ser A	5.000	06/01/46	2,571,615

				3,587,195

	Arizona 4.5%
1,425	Arizona Cap Fac Fin Corp Student Hsg Rev AZ St Univ Proj	6.250	09/01/32	1,333,045
1,700	Arizona St Trans Brd Hwy Rev, Ser B	5.000	07/01/25	1,837,649
2,545	Arizona St Trans Brd Hwy Rev, Ser B (a)	5.000	07/01/26	2,744,274
1,650	Glendale, AZ Indl Dev Auth Rfdg	5.000	12/01/35	1,487,854
2,000	Goodyear, AZ McDowell Rd Coml Corridor Impt Dist Impt (AMBAC Insd)	5.250	01/01/32	1,928,800
2,150	Maricopa Cnty, AZ Indl Dev Auth Hlth Fac Rev Catholic Hlthcare West, Ser C (b)	5.000	07/01/38	2,274,421
1,225	Maricopa Cnty, AZ Pollutn Ctl Corp Pollutn Ctl Rev Rfdg AZ Pub Svc Co, Ser B (b)	5.500	05/01/29	1,275,458
625	Navajo Cnty, AZ Pollutn Ctl Corp Rev, Ser C (b)	5.500	06/01/34	646,506
715	Navajo Cnty, AZ Pollutn Ctl Corp Rev, Ser E (b)	5.750	06/01/34	732,174
2,300	Pima Cnty, AZ Indl Dev Auth Wtr & Waste Wtr Rev Global Wtr Resh LLC Proj (AMT)	6.550	12/01/37	2,155,744
2,050	Salt Riv Proj AZ Agric Impt & Pwr Dist Elec Sys Rev, Ser A (a)	5.000	01/01/28	2,190,528
4,510	University of AZ Med Ctr Corp	5.000	07/01/35	4,120,607

				22,727,060

	California 24.5%
4,000	Anaheim, CA Pub Fin Auth Lease Rev Cap Apprec Sub Pub Impt Proj, Ser C (FSA Insd)	*	09/01/20	2,275,760
2,100	Bay Area Govt Assn CA Rev Tax Alloc CA Redev Pool, Ser A (Syncora Gtd)	5.250	09/01/35	1,842,036
4,000	Bay Area Toll Auth CA Toll Brdg Rev San Francisco Bay Area, Ser F-1	5.000	04/01/39	4,065,800
2,500	Bay Area Toll Auth CA Toll Brdg Rev San Francisco Bay Area, Ser F-1 (a)	5.000	04/01/34	2,560,288

See Notes to Financial Statements

Van Kampen Municipal Trust
Portfolio of Investments  ■  October 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	California (Continued)
$2,000	Bay Area Toll Auth CA Toll Brdg Rev San Francisco Bay Area, Ser F-1 (a)	5.000%	04/01/39	$2,032,900
4,000	Bay Area Toll Auth CA Toll Brdg Rev San Francisco Bay Area, Ser F-1 (a)	5.125	04/01/39	4,118,840
800	Beverly Hills, CA Uni Sch Dist Cap Apprec 2008 Election	*	08/01/28	309,424
1,875	California Cnty, CA Tob Sec Agy Tob Asset Bkd Merced Cnty Rfdg, Ser A	5.250	06/01/45	1,273,031
1,000	California Hlth Fac Fin Auth Rev Catholic Hlthcare West, Ser A	6.000	07/01/34	1,054,670
3,000	California Hsg Fin Agy Rev Home Mtg, Ser G (AMT) (a)	4.950	08/01/23	2,811,735
2,000	California Hsg Fin Agy Rev Home Mtg, Ser G (AMT) (a)	5.050	02/01/29	1,812,160
6,000	California Hsg Fin Agy Rev Home Mtg, Ser I (AMT) (a)	4.800	08/01/36	4,992,180
3,150	California Hsg Fin Agy Rev Home Mtg, Ser K (AMT) (a)	5.300	08/01/23	3,065,816
3,700	California Hsg Fin Agy Rev Home Mtg, Ser K (AMT) (a)	5.450	08/01/28	3,536,534
1,000	California Pollutn Ctl Fin Auth Solid Waste Disp Rev Waste Mgmt Inc Proj, Ser B (AMT)	5.000	07/01/27	946,030
510	California St (AMBAC Insd)	5.125	10/01/27	509,969
775	California St Dept Wtr Res Wtr Rev Cent Vly Proj, Ser AE (a)	5.000	12/01/24	848,334
975	California St Dept Wtr Res Wtr Rev Cent Vly Proj, Ser AE (a)	5.000	12/01/25	1,061,941
975	California St Dept Wtr Res Wtr Rev Cent Vly Proj, Ser AE (a)	5.000	12/01/26	1,059,630
575	California St Dept Wtr Res Wtr Rev Cent Vly Proj, Ser AE (a)	5.000	12/01/27	619,235
975	California St Dept Wtr Res Wtr Rev Cent Vly Proj, Ser AE (a)	5.000	12/01/28	1,048,539
1,900	California St Econ Recovery Rfdg, Ser A	5.250	07/01/21	1,981,738
1,995	California St Pub Wks Brd UCLA Replacement Hosp, Ser A (FSA Insd)	5.375	10/01/20	2,065,184
5,000	California St Univ Rev Sys Wide, Ser A (AMBAC Insd)	5.000	11/01/23	5,096,200
1,150	California St Var Purp	5.750	04/01/31	1,183,638
2,615	California St Vet, Ser CD (AMT)	4.600	12/01/32	2,143,620
2,650	California Statewide Cmnty Dev Auth Ctf Partn (Acquired 11/23/99, Cost $2,650,000) (c)	7.250	11/01/29	2,703,371
1,000	California Statewide Cmnty Dev Auth Rev Front Porch Cmnty & Svc, Ser A (d)	5.125	04/01/37	825,020
1,800	California Statewide Cmnty Dev Auth Rev Hlth Fac Adventist Hlth, Ser A	5.000	03/01/30	1,720,206

See Notes to Financial Statements

Van Kampen Municipal Trust
Portfolio of Investments  ■  October 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	California (Continued)
$1,685	California Statewide Cmnty Dev Auth Rev Hlth Fac Adventist Hlth, Ser A	5.000%	03/01/35	$1,555,306
1,300	California Statewide Cmnty Dev Auth Rev Kaiser Permanente, Ser A	5.000	04/01/19	1,373,437
3,805	California Statewide Cmnty Dev Auth Rev Sutter Hlth, Ser A	5.000	11/15/43	3,509,694
445	Daly City, CA Hsg Dev Fin Agy Mobile Home Pk Rev Third Tier Franciscan Rfdg, Ser C	6.500	12/15/47	372,483
27,810	Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap Apprec Rfdg	*	01/15/33	5,696,322
18,000	Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap Apprec Rfdg (NATL Insd)	*	01/15/25	6,558,480
225	Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap Apprec Sr Lien, Ser A (Prerefunded @ 1/01/10)	7.150	01/01/13	232,099
1,430	Golden St Tob Sec Corp CA Tob Settlement Rev Asset Bkd Sr, Ser A-1	4.500	06/01/27	1,239,495
7,655	Golden St Tob Sec Corp CA Tob Settlement Rev Asset Bkd Sr, Ser A-1	5.750	06/01/47	5,656,126
4,000	Golden St Tob Sec Corp CA Tob Settlement Rev Enhanced, Ser A	5.000	06/01/45	3,445,640
5,000	Golden St Tob Sec Corp CA Tob Settlement Rev Enhanced, Ser A (FGIC Insd)	5.000	06/01/35	4,445,450
1,000	Hesperia, CA Pub Fin Auth Rev Redev & Hsg Proj, Ser A (Syncora Gtd)	5.000	09/01/37	803,700
2,635	Imperial Irr Dist CA Ctf Partn Elec Sys Proj (FSA Insd)	5.250	11/01/23	2,723,694
1,000	Los Angeles, CA Hbr Dept Rev Rfdg, Ser C	5.000	08/01/31	1,033,460
1,200	Los Angeles, CA Uni Sch Dist, Ser D	5.000	07/01/22	1,287,912
2,500	Metropolitan Wtr Dist Southn CA Wtrwks Rev Auth, Ser A	5.000	01/01/34	2,580,575
155	Morongo Band of Mission Indians CA Enterprise Rev Indians Enterprise Casino, Ser B (d)	5.500	03/01/18	143,755
1,550	Quechan Indian Tribe Ft Yuma Indian Reservation CA & Govt Proj	7.000	12/01/27	1,216,936
1,600	Rancho Mirage, CA Jt Pwr Fin Auth Rev Eisenhower Med Ctr, Ser A	5.000	07/01/47	1,443,632
1,375	San Bernadino, CA Jt Pwr Fin Auth Alloc Rev Cent City Merged Proj Rfdg, Ser A (AMBAC Insd)	5.750	07/01/20	1,434,496
1,200	San Francisco, CA City & Cnty Arpt Commn Intl Arpt Rfdg 2nd, Ser A-4 (AMT) (b)	6.500	05/01/19	1,295,724
1,000	San Joaquin Hills, CA Trans Corridor Agy Toll Rd Rev Cap Apprec Rfdg, Ser A (NATL Insd)	*	01/15/27	287,810
1,000	San Joaquin Hills, CA Trans Corridor Agy Toll Rd Rev Cap Apprec Rfdg, Ser A (NATL Insd)	*	01/15/28	268,660
4,290	Tobacco Sec Auth Northn CA Tob Settlement Rev Asset Bkd, Ser A-1	5.375	06/01/38	3,371,983

See Notes to Financial Statements

Van Kampen Municipal Trust
Portfolio of Investments  ■  October 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	California (Continued)
$3,050	Tobacco Sec Auth Northn CA Tob Settlement Rev Asset Bkd, Ser A-1	5.500%	06/01/45	$2,160,437
3,200	Tobacco Sec Auth Southn CA Tob Settlement Sr, Ser A-1	5.000	06/01/37	2,410,016
8,350	Tobacco Sec Auth Southn CA Tob Settlement Sr, Ser A-1	5.125	06/01/46	5,532,627
2,100	Vernon, CA Elec Sys Rev, Ser A	5.125	08/01/21	2,160,585

				123,804,363

	Colorado 2.9%
425	Colorado Hlth Fac Auth Hlth & Residential Care Fac Volunteers of Amer Care, Ser A	5.300	07/01/37	309,239
4,875	Colorado Hlth Fac Auth Rev Catholic Hlth, Ser C-5 (FSA Insd) (a)	5.000	09/01/36	4,928,869
1,000	Colorado Hlth Fac Auth Rev Evangelical Lutheran, Ser A	5.250	06/01/34	944,610
3,700	Colorado Hlth Fac Auth Rev Hlth Fac Evangelical Lutheran	5.000	06/01/35	3,353,310
1,125	Colorado Hlth Fac Auth Rev Hosp Portercare Adventist Hlth (Prerefunded @ 11/15/11)	6.500	11/15/31	1,256,850
1,000	Colorado Hlth Fac Auth Rev Poudre Vly CO Hlth Fac Auth Hosp, Ser A (FSA Insd)	5.200	03/01/31	1,010,670
100	Jefferson Cnty, CO Residential Mtg Rev (e)	9.000	09/01/12	121,363
340	Jefferson Cnty, CO Residential Mtg Rev (e)	11.500	09/01/10	370,848
220	Jefferson Cnty, CO Residential Mtg Rev (e)	11.500	09/01/11	261,840
970	Montezuma Cnty, CO Hosp Dist Hlth Fac Enterprise Hosp Rfdg (f)	5.900	10/01/37	770,684
1,000	Platte Riv Pwr Auth CO Pwr Rev, Ser HH	5.000	06/01/26	1,078,120

				14,406,403

	Connecticut 1.3%
4,225	Connecticut St Hsg Fin Auth Hsg Mtg Fin Pg Sub, Ser B-2 (AMT)	5.100	05/15/38	4,095,250
2,840	Connecticut St Spl Oblig Pkg Rev Bradley Intl Arpt, Ser A (ACA Insd) (AMT)	6.600	07/01/24	2,357,143

				6,452,393

	District of Columbia 2.9%
2,400	District Columbia Hosp Rev Sibley Mem Hosp	6.375	10/01/34	2,547,456
700	District Columbia Hosp Rev Sibley Mem Hosp	6.500	10/01/29	761,866
775	District Columbia Wtr & Swr Auth Pub Util Rev Sub Lien Rfdg, Ser A (AGL Insd) (a)	5.000	10/01/29	799,161
1,575	District Columbia Wtr & Swr Auth Pub Util Rev Sub Lien Rfdg, Ser A (AGL Insd) (a)	5.000	10/01/34	1,589,616
4,000	District Columbia Wtr & Swr Auth Pub Util Rev Sub Lien, Ser A (FSA Insd)	5.500	10/01/41	4,155,800

See Notes to Financial Statements

Van Kampen Municipal Trust
Portfolio of Investments  ■  October 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	District of Columbia (Continued)
$5,000	Metropolitan Washington DC Arpt Auth Sys, Ser A (NATL Insd) (AMT)	5.125%	10/01/26	$5,027,350

				14,881,249

	Florida 12.8%
1,000	Alachua Cnty, FL Indl Dev Rev North FL Retirement Vlg	5.250	11/15/17	942,030
1,000	Alachua Cnty, FL Indl Dev Rev North FL Retirement Vlg	5.875	11/15/36	810,440
340	Beacon Lakes, FL Cmnty Dev FL Spl Assmt, Ser A	6.000	05/01/38	258,607
250	Beacon Lakes, FL Cmnty Dev FL Spl Assmt Sub, Ser B	6.200	05/01/38	180,102
2,970	Brevard Cnty, FL Hlth Fac Auth Hlthcare Fac Rev Hlth First Inc Proj	5.000	04/01/34	2,665,189
1,335	Brevard Cnty, FL Hlth Fac Auth Residential Care Fac Rev Buena Vida Estates Inc	6.750	01/01/37	1,162,158
3,380	Brevard Cnty, FL Hlth Fac Hlth First Inc Proj (NATL Insd)	5.125	04/01/31	3,189,030
400	Capital Tr Agy FL Rev Ft Lauderdale Proj (AMT)	5.750	01/01/32	285,448
380	Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC Insd)	5.950	07/01/20	387,817
5,000	Florida St Dept Trans Tpk Rev, Ser A (a)	5.000	07/01/29	5,138,675
1,895	Gulf Breeze, FL Rev Loc Govt (FGIC Insd) (b)	5.625	12/01/20	1,935,401
855	Highlands, FL Cmnty Dev Dist Spl Assmt	5.550	05/01/36	446,447
975	Hillsborough Cnty, FL Aviation Auth Rev, Ser A (AGL Insd) (AMT) (a)	5.375	10/01/33	980,792
2,175	Hillsborough Cnty, FL Aviation Auth Rev, Ser A (AGL Insd) (AMT) (a)	5.500	10/01/38	2,193,205
800	Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl Rev Hillsborough Cnty IDA Rfdg (AMBAC Insd) (b)	5.000	12/01/34	829,992
800	Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl Rev Tampa Elec, Ser B (b)	5.150	09/01/25	831,512
3,000	Hillsborough Cnty, FL Solid Waste & Res Recovery Rev, Ser A (BHAC Insd) (AMT)	4.500	09/01/34	2,644,860
5,000	Lakeland, FL Hosp Sys Rev Lakeland Regl Hlth Sys Rfdg	5.000	11/15/26	4,882,250
5,000	Lakeland, FL Hosp Sys Rev Lakeland Regl Hlth Sys Rfdg	5.000	11/15/32	4,712,850
665	Main Str Cmnty Dev Dist FL Cap Impt Rev, Ser A (Acquired 2/19/08, Cost $665,000) (c)	6.800	05/01/38	497,560
425	Main Str Cmnty Dev Dist FL Cap Impt Rev, Ser B (Acquired 2/19/08, Cost $425,000) (c)	6.900	05/01/17	370,668
1,515	Miami Beach, FL Stormwtr Rev (NATL Insd)	5.250	09/01/25	1,532,847
2,700	Miami-Dade Cnty, FL Aviation Rev Miami Intl Arpt (AGC Insd) (AMT)	5.375	10/01/32	2,705,994
2,000	Miami-Dade Cnty, FL Aviation Rev Miami Intl Arpt (NATL Insd) (AMT)	5.375	10/01/25	2,011,420

See Notes to Financial Statements

Van Kampen Municipal Trust
Portfolio of Investments  ■  October 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Florida (Continued)
$5,000	Miami-Dade Cnty, FL Aviation, Ser A (FSA Insd) (AMT)	5.125%	10/01/35	$4,849,800
620	Midtown Miami, FL Cmnty Dev FL Spl Assmt Rev, Ser A	6.000	05/01/24	521,718
700	Orange Cnty, FL Hlth Fac Auth Rev First Mtg Orlando Lutheran Tower	5.500	07/01/32	542,157
930	Orange Cnty, FL Hlth Fac Auth Rev Hlthcare Orlando Lutheran Rfdg	5.375	07/01/20	798,535
570	Overoaks, FL Cmnty Dev Dist Cap Impt Rev, Ser A (g)	6.125/2.000	05/01/35	307,726
1,100	Palm Beach Cnty, FL Hlth Fac Auth Rev Wtrford Proj	5.875	11/15/37	952,446
2,600	Palm Beach Cnty, FL Solid Waste Auth Rev Impt (BHAC Insd) (a)	5.500	10/01/23	2,896,374
1,400	Port Saint Lucie, FL Spl Assmt Rev Southwest Annexation Dist, Ser 1-B (NATL Insd)	5.000	07/01/33	1,245,146
3,250	Putnam Cnty, FL Dev Auth Pollutn Ctl Rev Rfdg Seminole Proj, Ser A (AMBAC Insd) (b)	5.350	03/15/42	3,426,962
590	Reunion East Cmnty Dev Dist FL Spl Assmt	5.800	05/01/36	325,886
400	Seminole Tribe FL Spl Oblig Rev, Ser A (d)	5.250	10/01/27	361,616
500	Seminole Tribe FL Spl Oblig Rev, Ser A (d)	5.750	10/01/22	485,785
920	Seven Oaks, FL Cmnty Dev Dist II Spl Assmt Rev, Ser A	5.875	05/01/35	520,260
1,870	South Vlg Cmnty Dev Dist FL Cap Impt Rev, Ser A	5.700	05/01/35	1,140,681
800	Sterling Hill Cmnty Dev Dist FL Cap Impt Rev, Ser A	6.200	05/01/35	728,784
1,060	Tallahassee, FL Lease Rev FL St Univ Proj, Ser A (NATL Insd)	5.500	08/01/18	1,098,849
200	Tolomato Cmnty, FL Dev Dist Spl Assmt	6.550	05/01/27	161,250
2,075	Tolomato Cmnty, FL Dev Dist Spl Assmt	6.650	05/01/40	1,590,716
1,000	Volusia Cnty, FL Ed Fac Auth Rev Ed Fac Embry Riddle Aero, Ser A	5.750	10/15/29	1,000,710
500	World Comm Cmnty Dev Dist FL Spl Assmt (g)	5.500/2.000	05/01/38	196,695

				64,747,390

	Georgia 1.9%
3,500	Atlanta, GA Arpt Passenger Fac Charge Rev Gen Sub Lien, Ser C (FSA Insd) (a)	5.000	01/01/33	3,540,408
1,200	Atlanta, GA Wtr & Wastewtr Rev, Ser A	6.000	11/01/27	1,265,520
1,300	Atlanta, GA Wtr & Wastewtr Rev, Ser A	6.000	11/01/28	1,367,886
1,200	Atlanta, GA Wtr & Wastewtr Rev, Ser A	6.000	11/01/29	1,283,796
1,000	Augusta, GA Gen Arpt Rev Passenger, Ser B (AMT)	5.350	01/01/28	835,310

See Notes to Financial Statements

Van Kampen Municipal Trust
Portfolio of Investments  ■  October 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Georgia (Continued)
$1,500	Putnam Cnty, GA Dev Auth Pollutn Ctl Rev GA Pwr Co, Ser 1	5.100%	06/01/23	$1,527,045

				9,819,965

	Idaho 0.5%
750	Idaho Hlth Fac Auth Rev Saint Lukes Hlth Sys Proj, Ser A	6.500	11/01/23	839,993
1,000	Idaho Hlth Fac Auth Rev Saint Lukes Hlth Sys Proj, Ser A	6.750	11/01/37	1,097,500
845	Idaho Hlth Fac Auth Rev Vly Vista Care Corp Rfdg (f)	6.125	11/15/27	720,869

				2,658,362

	Illinois 15.9%
1,000	Bartlett, IL Tax Increment Rev Sr Lien Quarry Redev Proj Rfdg	5.600	01/01/23	776,000
2,000	Bolingbrook, IL Sales Tax Rev Bolingbrook	6.250	01/01/24	891,000
3,800	Chicago, IL Brd of Ed Rfdg, Ser C (FSA Insd)	5.000	12/01/27	3,928,820
3,975	Chicago, IL Brd of Ed Rfdg, Ser C (FSA Insd) (a)	5.000	12/01/27	4,109,753
745	Chicago, IL Increment Alloc Rev Diversey Narragansett Proj	7.460	02/15/26	687,859
4,000	Chicago, IL Neighborhoods Alive 21 Pgm, Ser A (FGIC Insd) (Prerefunded @ 7/01/10)	5.750	01/01/40	4,184,880
5,000	Chicago, IL O’Hare Intl Arpt Rev Gen Arpt Third Lien Rfdg, Ser A (NATL Insd) (AMT)	5.375	01/01/32	4,730,400
3,500	Chicago, IL O’Hare Intl Arpt Rev Gen Arpt Third Lien, Ser A (AGC Insd) (a)	5.250	01/01/24	3,664,780
11,500	Chicago, IL O’Hare Intl Arpt Rev Gen Arpt Third Lien, Ser A (AGC Insd) (a)	5.250	01/01/25	11,990,878
4,000	Chicago, IL O’Hare Intl Arpt Rev, Ser A (FSA Insd) (a)	5.000	01/01/33	4,034,460
485	Chicago, IL Pk Dist, Ser C (NATL Insd)	5.500	01/01/19	510,627
465	Chicago, IL Proj Rfdg, Ser C (NATL Insd)	5.500	01/01/40	470,203
3,100	Chicago, IL, Ser A (AGL Insd) (a)	5.250	01/01/25	3,354,138
80	Cook Cnty, IL Sch Dist No 107 (e)	7.000	12/01/10	85,760
545	Cook Cnty, IL Sch Dist No 107	7.000	12/01/10	582,234
120	Cook Cnty, IL Sch Dist No 107 (e)	7.200	12/01/09	120,718
455	Cook Cnty, IL Sch Dist No 107	7.200	12/01/09	457,607
982	Cortland, IL Spl Tax Rev Sheaffer Sys Proj (Acquired 5/02/06, Cost $972,180) (c)	5.500	03/01/17	586,038
1,000	Deerfield, IL Ed Fac Chicagoland Jewish High Sch Proj (f)	6.000	05/01/41	499,800
1,000	Gilberts, IL Spl Svc Area No 19 Spl Tax The Conservancy Proj, Ser 1 (f)	5.375	03/01/16	554,200
2,725	Illinois Dev Fin Auth Rev Cmnty Rehab Providers Fac, Ser A	7.375	07/01/25	2,797,921
1,565	Illinois Ed Fac Auth Rev DePaul Univ (AMBAC Insd) (Prerefunded @ 10/01/10)	5.625	10/01/15	1,655,034

See Notes to Financial Statements

Van Kampen Municipal Trust
Portfolio of Investments  ■  October 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Illinois (Continued)
$1,125	Illinois Fin Auth Hosp Rev Rfdg Kish Hlth Sys Oblig Group	5.500%	10/01/22	$1,127,306
350	Illinois Fin Auth Rev Christian Homes Inc Rfdg, Ser A	5.750	05/15/31	263,928
1,000	Illinois Fin Auth Rev IL Fin Auth Roosevelt Univ	5.500	04/01/37	945,920
2,825	Illinois Fin Auth Rev Kewanee Hosp Proj	5.100	08/15/31	2,172,030
1,000	Illinois Fin Auth Rev Landing at Plymouth Pl Proj, Ser A	6.000	05/15/25	862,820
1,350	Illinois Fin Auth Rev Landing at Plymouth Pl Proj, Ser A	6.000	05/15/37	1,066,190
2,200	Illinois Fin Auth Rev Northwestn Mem Hosp, Ser A (a)	5.375	08/15/24	2,322,397
1,400	Illinois Fin Auth Rev Northwestn Mem Hosp, Ser A (a)	5.750	08/15/30	1,511,930
3,500	Illinois Fin Auth Rev Osf Hlthcare Sys, Ser A	5.750	11/15/37	3,504,340
1,250	Illinois Fin Auth Rev Riverside Hlth Sys	6.250	11/15/35	1,297,138
1,905	Illinois Fin Auth Rev Rush Univ Med Ctr Oblig Grp, Ser A	7.250	11/01/38	2,123,484
3,500	Illinois Fin Auth Rev Sherman Hlth Sys 2007, Ser A	5.500	08/01/37	3,202,920
1,055	Illinois Hlth Fac Auth Rev Evangelical Hosp Rfdg, Ser C (FSA Insd)	6.750	04/15/12	1,137,248
250	Lake Cnty, IL Cmnty Unit Sch Dist No 116 Round Lake (Radian Insd) (e)	7.600	02/01/14	308,335
2,675	Metropolitan Pier & Expo Auth IL Dedicated St Tax Rev McCormick Pl Expn, Ser A (NATL Insd)	5.250	06/15/42	2,697,631
149	Pingree Grove Vlg, IL Spl Svc Area No 1 Spl Tax Cambridge Lakes Proj, Ser 05	5.250	03/01/15	130,524
848	Volo Vlg, IL Spl Svc Area No 3 Spl Tax Symphony Meadows Proj, Ser 1	6.000	03/01/36	611,976
675	Will Cnty, IL Cmnty Sch Dist No 161 Summit Hill Cap Apprec (FGIC Insd) (e)	*	01/01/16	557,975
425	Will Cnty, IL Cmnty Sch Dist No 161 Summit Hill Cap Apprec (FGIC Insd) (e)	*	01/01/19	302,847
1,335	Will Cnty, IL Cmnty Sch Dist No 161 Summit Hill Cap Apprec (NATL Insd)	*	01/01/16	1,017,550
990	Will Cnty, IL Cmnty Sch Dist No 161 Summit Hill Cap Apprec (NATL Insd)	*	01/01/19	619,413
525	Will-Kankakee Regl Dev Auth IL Multi-Family Hsg Rev Sr Estates Supportive Living (AMT)	7.000	12/01/42	450,366
991	Yorkville, IL Utd City Spl Svc Area Spl Tax No 2004-107 Raintree Vlg IL Proj	6.250	03/01/35	544,168
961	Yorkville, IL Utd City Spl Svc Area Tax No 2005-108 Autumn Creek IL Proj	6.000	03/01/36	674,949

				80,126,495

See Notes to Financial Statements

Van Kampen Municipal Trust
Portfolio of Investments  ■  October 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Indiana 2.3%
$1,000	Allen Cnty, IN Juvenile Just Ctr First Mtg (AMBAC Insd)	5.500%	01/01/18	$1,074,830
1,440	Indiana Fin Auth Hosp Rev Deaconess Hosp Oblig, Ser A	6.750	03/01/39	1,541,693
5,600	Indiana Hlth & Ed Fac Fin Auth Rev Ascension Hlth Sr Cr B–6 (a)	5.000	11/15/36	5,587,596
1,600	Indiana St Fin Auth Environmental Fac Rev IN Pwr & LT Co Proj Rfdg, Ser A	4.900	01/01/16	1,656,704
1,500	Petersburg, IN Pollutn Ctl Rev IN Pwr & Lt (AMT)	5.950	12/01/29	1,411,290
500	Vigo Cnty, IN Hosp Auth Rev Un Hosp Inc (d)	5.750	09/01/42	388,740

				11,660,853

	Iowa 1.0%
600	Jefferson Cnty, IA Hosp Rev Jefferson Cnty Hosp Proj, Ser C	5.950	08/01/37	480,876
1,300	Pottawattamie Cnty, IA Rev Christian Homes Inc Rfdg, Ser E	5.750	05/15/26	1,013,337
325	Sibley, IA Hlthcare Fac Rev Osceola Cmnty Hosp Proj	6.000	12/01/37	260,881
1,375	Tobacco Settlement Auth IA Tob Settlement Rev Asset Bkd, Ser C	5.375	06/01/38	1,010,212
1,500	Tobacco Settlement Auth IA Tob Settlement Rev Asset Bkd, Ser C	5.500	06/01/42	1,094,130
1,850	Tobacco Settlement Auth IA Tob Settlement Rev Asset Bkd, Ser C	5.625	06/01/46	1,360,250

				5,219,686

	Kansas 1.7%
1,400	Burlington, KS Environmental Impt Rev KC Pwr LT Rfdg, Ser B (Syncora Gtd) (b)	5.000	12/01/23	1,447,096
70	Cowley Cnty, KS Uni Sch Dist No 465 Winfield Impt & Rfdg (NATL Insd)	5.250	10/01/22	75,536
3,500	Kansas St Dev Fin Auth Hosp Rev Adventist Hlth	5.750	11/15/38	3,610,320
2,000	Manhattan, KS Hlthcare Fac Rev Meadowlark Hills Retirement, Ser A	5.000	05/15/24	1,611,940
1,200	Manhattan, KS Hlthcare Fac Rev Meadowlark Hills Retirement, Ser A	5.000	05/15/36	844,044
700	Olathe, KS Sr Living Fac Rev Catholic Care Campus Inc, Ser A	6.000	11/15/38	575,764
400	Overland Pk, KS Dev Corp Rev First Tier Overland Pk, Ser A (Prerefunded @ 1/01/11)	7.375	01/01/32	434,384

				8,599,084

	Kentucky 1.7%
1,500	Kentucky Econ Dev Fin Auth Louisville Arena Proj Rev Louisville Arena Sub, Ser A-1 (AGL Insd)	5.750	12/01/28	1,610,160
1,610	Kentucky St Ppty & Bldg Commn Rev Rfdg Proj No 93 (AGL Insd)	5.250	02/01/24	1,745,852

See Notes to Financial Statements

Van Kampen Municipal Trust
Portfolio of Investments  ■  October 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Kentucky (Continued)
$1,815	Kentucky St Ppty & Bldg Commn Rev Rfdg Proj No 93 (AGL Insd)	5.250%	02/01/25	$1,959,601
3,545	Louisville & Jefferson Cnty, KY Metro Govt Hlth Sys Rev Norton Hlthcare Inc	5.250	10/01/36	3,416,281

				8,731,894

	Louisiana 2.7%
989	Lakeshore Vlg Master Cmnty Dev Dist LA Spl Assmt	5.250	07/01/17	809,180
1,340	Louisiana Hsg Fin Agy Rev Azalea Estates Rfdg, Ser A (GNMA Collateralized) (AMT)	5.375	10/20/39	1,347,303
1,675	Louisiana Loc Govt Environmental Fac Pkg Fac Corp Garage Proj, Ser A (AMBAC Insd)	5.200	10/01/19	1,681,348
2,000	Louisiana St Ctzn Ppty Ins Corp Assmt Rev, Ser C-2 (AGL Insd)	6.750	06/01/26	2,310,980
5,728	Louisiana St Univ & Agric & Mechanical College Univ Rev Master Agreement (Acquired 11/30/98, Cost $5,727,885) (c) (f)	5.750	10/30/18	5,244,968
2,000	Rapides Fin Auth LA Rev Cleco Pwr Proj (AMT) (b)	5.250	11/01/37	2,063,620

				13,457,399

	Maryland 1.5%
750	Gaithersburg, MD Econ Dev Rev Asbury MD Oblig Group A	5.125	01/01/36	605,835
1,300	Maryland St Cmnty Dev Admin Dept Hsg & Cmnty Dev, Ser H (AMT)	5.100	09/01/37	1,280,890
1,000	Maryland St Econ Dev Corp Rev Sr Lien Chesapeake Bay Rfdg, Ser A	5.000	12/01/31	605,760
500	Maryland St Hlth & Higher Ed Fac Auth Rev King Farm Presbyterian Cmnty, Ser A	5.250	01/01/27	401,790
2,000	Maryland St Hlth & Higher Ed Fac Auth Rev Mercy Med Ctr, Ser A	5.500	07/01/42	1,926,520
1,700	Maryland St Trans Auth Arpt Baltimore/WA Intl Arpt, Ser B (AMBAC Insd) (AMT)	5.125	03/01/24	1,655,290
1,175	Prince Georges Cnty, MD Spl Oblig Natl Harbor Proj	5.200	07/01/34	956,086

				7,432,171

	Massachusetts 4.5%
2,765	Massachusetts St Dev Fin Agy Proj, Ser R-2 (NATL Insd)	5.125	02/01/34	2,553,782
580	Massachusetts St Dev Fin Agy Rev Boston Architectural Ctr (ACA Insd)	6.100	09/01/18	546,691
1,000	Massachusetts St Dev Fin Agy Rev Boston Architectural Ctr (ACA Insd)	6.250	09/01/28	852,540
500	Massachusetts St Dev Fin Agy Rev Linden Ponds Inc Fac, Ser A	5.750	11/15/35	359,935

See Notes to Financial Statements

Van Kampen Municipal Trust
Portfolio of Investments  ■  October 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Massachusetts (Continued)
$500	Massachusetts St Dev Fin Agy Rev Linden Ponds Inc Fac, Ser A	5.750%	11/15/42	$346,530
500	Massachusetts St Hlth & Ed Fac Auth Rev Bal Structured Ylg, Ser G (NATL Insd) (b)	5.000	07/01/13	500,585
4,500	Massachusetts St Hlth & Ed Fac Auth Rev Harvard Univ, Ser B (a)	5.000	10/01/38	4,741,808
750	Massachusetts St Hlth & Ed Fac Auth Rev MA Inst Tech, Ser A	5.000	07/01/38	789,202
35	Massachusetts St Hlth & Ed Fac Auth Rev Partn Hlthcare Sys, Ser C	5.750	07/01/32	36,024
465	Massachusetts St Hlth & Ed Fac Auth Rev Partn Hlthcare Sys, Ser C (Prerefunded @ 7/01/11)	5.750	07/01/32	508,947
3,350	Massachusetts St Hlth & Ed Fac Auth Rev Univ MA Mem Issue, Ser D	5.000	07/01/33	2,948,368
4,670	Massachusetts St Sch Bldg Auth Dedicated Sales Tax Rev, Ser A (AMBAC Insd) (a)	4.500	08/15/35	4,568,568
2,650	Massachusetts St Sch Bldg Auth Dedicated Sales Tax Rev, Ser A (FSA Insd) (a)	5.000	08/15/30	2,741,306
1,200	Massachusetts St Wtr Res Auth, Ser B	5.000	08/01/22	1,324,608

				22,818,894

	Michigan 3.4%
3,860	Detroit, MI, Ser A (Syncora Gtd)	5.250	04/01/21	3,180,563
2,715	Detroit, MI Sew Disp Rev Rfdg Sr Lien, Ser C-1 (FSA Insd)	7.000	07/01/27	3,318,653
1,430	Detroit, MI Wtr Supply Sys Rfdg Second Lien, Ser C (FSA Insd)	5.000	07/01/26	1,449,319
875	Kent Hosp Fin Auth MI Rev Spectrum Hlth, Ser A (b)	5.250	01/15/47	930,869
400	Kent Hosp Fin Auth MI Rev Spectrum Hlth, Ser A (b)	5.500	01/15/47	428,904
155	Michigan St Hsg Dev Rent Hsg Rev, Ser A (NATL Insd) (AMT)	5.300	10/01/37	154,769
1,500	Michigan St Strategic Fd Ltd Oblig Rev Detroit Edison Co Proj Rfdg, Ser C (Syncora Gtd) (AMT)	5.450	12/15/32	1,395,660
8,230	Michigan Tob Settlement Fin Auth Tob Settlement Asset Sr, Ser A	6.000	06/01/48	6,286,979

				17,145,716

	Minnesota 1.4%
475	Chisago, MN Hlthcare Fac Rev CDL Homes LLC Proj	6.000	08/01/42	436,910
1,000	Inver Grove Heights, MN Presbyterian Homes Care Rfdg	5.500	10/01/41	777,360
1,850	Minneapolis, MN Hlthcare Sys Rev Fairview Hlth Svc, Ser A	6.375	11/15/23	2,067,412
1,200	Minneapolis, MN Hlthcare Sys Rev Fairview Hlth Svc, Ser A	6.625	11/15/28	1,354,392

See Notes to Financial Statements

Van Kampen Municipal Trust
Portfolio of Investments  ■  October 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Minnesota (Continued)
$200	North Oaks, MN Sr Hsg Rev Presbyterian Homes North Oaks	6.000%	10/01/27	$180,496
500	North Oaks, MN Sr Hsg Rev Presbyterian Homes North Oaks	6.000	10/01/33	432,485
1,850	Saint Paul, MN Hsg & Redev Auth Hlthcare Fac Rev Hlth Partners Oblig Grp Proj	5.250	05/15/36	1,666,850

				6,915,905

	Missouri 3.5%
160	Cape Girardeau Cnty, MO Indl Dev Auth Hlthcare Fac Rev Southeast MO Hosp Assoc	5.625	06/01/27	154,198
1,000	Carthage, MO Hosp Rev	5.875	04/01/30	834,620
2,250	Carthage, MO Hosp Rev	6.000	04/01/38	1,781,122
1,300	Cass Cnty, MO Hosp Rev	5.625	05/01/38	1,135,134
1,400	Ellisville, MO Indl Dev Auth Rev Gambrill Gardens Proj Impt & Rfdg (f)	6.100	06/01/20	1,262,198
1,000	Ellisville, MO Indl Dev Auth Rev Gambrill Gardens Proj Impt & Rfdg (f)	6.200	06/01/29	870,240
385	Fenton, MO Tax Increment Rev & Impt Gravois Bluffs Proj Rfdg (Prerefunded @ 10/01/11)	7.000	10/01/21	431,277
1,000	Joplin, MO Indl Dev Auth Indl Rev Christian Homes Inc Rfdg, Ser F	5.750	05/15/31	754,080
1,000	Kearney, MO (AMBAC Insd)	5.500	03/01/16	1,055,120
815	Maryland Heights, MO Tax Increment Rev South Heights Redev Proj Rfdg, Ser A	5.500	09/01/18	772,840
1,200	Missouri St Hlth & Ed Fac Auth Rev Sr Living Fac Lutheran Rfdg, Ser B	5.125	02/01/27	1,087,992
1,000	Saint Charles, MO Ctf Partn, Ser B	5.500	05/01/18	1,033,380
675	Saint Louis Cnty, MO Indl Dev Auth Sr Living Fac Rev Saint Andrews Res for Srs, Ser A	6.375	12/01/30	574,958
1,500	Saint Louis Cnty, MO Indl Dev Auth Sr Living Fac Rev Saint Andrews Res for Srs, Ser A	6.375	12/01/41	1,239,900
625	Saint Louis, MO Indl Dev Auth Tax Increment & Cmnty Impt Dist Loughborough Com Redev Rfdg	5.750	11/01/27	531,563
2,350	Springfield, MO Pub Bldg Corp Leasehold Rev Springfield Branson Arpt, Ser B (AMBAC Insd) (AMT)	4.550	07/01/29	2,129,218
2,625	Springfield, MO Pub Bldg Corp Leasehold Rev Springfield Branson Arpt, Ser B (AMBAC Insd) (AMT)	4.600	07/01/36	2,278,526

				17,926,366

	Nebraska 0.5%
2,620	Omaha Pub Pwr Dist NE Elec Rev Sys, Ser A (a)	5.000	02/01/34	2,655,842

	Nevada 3.4%
4,000	Clark Cnty, NV Indl Dev Rev Southwest Gas Corp Proj, Ser A (AMBAC Insd) (AMT)	5.250	07/01/34	3,625,480

See Notes to Financial Statements

Van Kampen Municipal Trust
Portfolio of Investments  ■  October 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Nevada (Continued)
$75	Clark Cnty, NV Indl Dev Rev Southwest Gas Corp Proj, Ser A (BHAC Insd) (AMT)	4.750%	09/01/36	$64,344
5	Nevada Hsg Div Single Family Mtg Mezz, Ser D2 (AMT)	6.300	04/01/21	5,072
2,540	Nevada Hsg Div Single Family Mtg Rev, Ser A (GNMA Collateralized) (AMT)	5.875	04/01/38	2,650,287
2,860	Nevada St Cap Impt & Cultural Affairs, Ser C (a)	5.000	06/01/22	3,064,948
2,220	Nevada St Cap Impt & Cultural Affairs, Ser C (a)	5.000	06/01/23	2,364,966
1,570	Reno, NV Cap Impt Rev (NATL Insd) (Prerefunded @ 6/01/12)	5.125	06/01/26	1,731,003
930	Reno, NV Cap Impt Rev (NATL Insd)	5.125	06/01/26	876,878
3,100	Reno, NV Hosp Rev Renown Regl Med Ctr Proj, Ser A	5.250	06/01/37	2,780,514

				17,163,492

	New Hampshire 0.6%
1,525	New Hampshire Hlth & Ed Fac Auth Rev Derryfield Sch (Prerefunded @ 7/01/10)	6.750	07/01/20	1,614,426
250	New Hampshire Hlth & Ed Fac Hlthcare Sys Covenant Hlth	5.500	07/01/34	246,328
700	New Hampshire St Business Fin Auth Pollutn Ctl Rev Utd Illum Co Proj (AMT) (b)	7.125	07/01/27	749,112
500	New Hampshire St Business Fin Auth Pollutn Ctl Rev Utd Illum, Ser A (AMT) (b)	6.875	12/01/29	538,015

				3,147,881

	New Jersey 8.0%
375	Burlington Cnty, NJ Brdg Cmnty Econ Dev Rev The Evergreens Proj	5.625	01/01/38	310,320
1,000	New Jersey Econ Dev Auth Econ Dev Rev Kapkowski Rd Landfill Proj Rfdg	5.750	04/01/31	753,760
615	New Jersey Econ Dev Auth Rev Cig Tax	5.750	06/15/34	585,443
25,000	New Jersey Econ Dev Auth St Contract Econ Recovery (NATL Insd) (f)	5.900	03/15/21	30,368,750
2,600	New Jersey Hlthcare Fac Fin Auth Rev Holy Name Hosp	5.000	07/01/36	2,299,986
1,450	New Jersey Hlthcare Fac Fin Auth Rev Saint Peter’s Univ Hosp Oblig	5.750	07/01/37	1,414,591
580	New Jersey St Tpk Auth Tpk Rev, Ser C (FSA Insd)	6.500	01/01/16	698,239
1,000	New Jersey St Trans Tr Fd Auth Trans Sys, Ser A	5.750	06/15/18	1,153,420
4,570	Tobacco Settlement Fin Corp NJ, Ser 1A	5.000	06/01/41	3,084,019

				40,668,528

	New Mexico 0.6%
1,500	Jicarilla, NM Apache Nation Rev Adj, Ser A (Acquired 1/23/03, Cost $1,514,910) (c)	5.000	09/01/18	1,553,730

See Notes to Financial Statements

Van Kampen Municipal Trust
Portfolio of Investments  ■  October 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	New Mexico (Continued)
$1,350	New Mexico St Hosp Equip Ln Council Hosp Rev Presbyterian Hlthcare Svc, Ser A (a)	6.375%	08/01/32	$1,478,763

				3,032,493

	New York 13.4%
3,000	Metropolitan Trans Auth NY Rev Rfdg, Ser A (NATL Insd)	5.250	11/15/31	3,038,550
1,000	Metropolitan Transn Auth NY Dedicated Tax Fd, Ser B	5.250	11/15/28	1,065,870
1,500	Metropolitan Transn Auth NY Dedicated Tax Fd, Ser B	5.250	11/15/30	1,583,850
1,600	New York City Hsg Dev Corp Multi-Family Hsg Rev, Ser E1 (AMT)	5.350	11/01/37	1,606,192
400	New York City Indl Dev Agy Rev Liberty 7 World Trade Ctr Proj, Ser A	6.250	03/01/15	399,276
2,000	New York City Indl Dev Agy Rev Liberty 7 World Trade Ctr Proj, Ser B	6.750	03/01/15	2,017,320
1,000	New York City Liberty Dev Corp Rev Natl Sports Museum Proj, Ser A (Acquired 8/07/06, Cost $1,000,000) (c) (f) (h)	6.125	02/15/19	100
2,500	New York City Muni Wtr Fin Auth Wtr & Swr Rev, Ser AA (a)	5.000	06/15/22	2,720,113
8,800	New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev, Ser D (a)	5.000	06/15/38	8,963,548
2,500	New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev, Ser D (a)	5.000	06/15/39	2,546,463
85	New York City, Ser A-1	5.750	08/01/12	85,340
3,000	New York City, Ser G	5.000	12/01/27	3,083,880
4,775	New York City, Ser I-1 (a)	5.000	02/01/26	4,998,088
3,400	New York City Transitional Fin Auth Bldg Aid Rev Fiscal 2009, Ser S-3	5.250	01/15/39	3,538,210
6,800	New York St Dorm Auth Rev City Univ Sys Cons, Ser A	5.625	07/01/16	7,479,252
3,000	New York St Dorm Auth Rev Non St Supported Sch Dist Fin Prog, Ser C (AGL Insd)	5.000	10/01/23	3,230,820
1,000	New York St Mtg Agy Homeowner Mtg Rev 145 (AMT)	5.125	10/01/37	980,310
1,800	New York St Twy Auth St Pers Income Tax Rev Trans, Ser A (a)	5.000	03/15/26	1,945,350
2,000	New York St Twy Auth St Pers Income Tax Rev Trans, Ser A (a)	5.000	03/15/27	2,150,130
1,870	Plainedge, NY Uni Free Sch Dist No. 2063 (Acquired 7/25/97, Cost $1,870,214) (c)	6.000	06/01/12	1,890,450
9,900	Port Auth NY & NJ Cons 144th (a)	5.000	10/01/35	10,114,434
600	Seneca Nation Indians Cap Impt Auth NY Spl Oblig, Ser A (d)	5.000	12/01/23	496,254

See Notes to Financial Statements

Van Kampen Municipal Trust
Portfolio of Investments  ■  October 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	New York (Continued)
$3,000	Triborough Brdg & Tunl Auth Gen Purp, Ser A	5.000%	01/01/27	$3,050,970
1,000	Westchester Tob Asset Sec Corp NY	5.000	06/01/26	905,560

				67,890,330

	North Carolina 1.9%
900	North Carolina Med Care Commn Retirement Fac Rev First Mtg Southminster Proj, Ser A	5.750	10/01/37	786,492
8,300	North Carolina Muni Pwr Agy No 1 Catawba Elec Rev Rfdg (NATL Insd)	6.000	01/01/12	9,019,610

				9,806,102

	North Dakota 0.6%
1,500	Grand Forks, ND Sr Hsg Rev 4000 Vly Square Proj Rfdg	5.300	12/01/34	1,081,710
2,000	Ward Cnty, ND Hlthcare Fac Rev Trinity Obligated Group Rfdg	5.125	07/01/29	1,867,120

				2,948,830

	Ohio 9.5%
300	Adams Cnty Hosp Fac Impt Rev Adams Cnty Hosp Proj (f)	6.250	09/01/20	243,225
3,190	Buckeye, OH Tob Settlement Fin Auth Asset Bkd Sr Turbo, Ser A-2	5.750	06/01/34	2,682,630
3,630	Buckeye, OH Tob Settlement Fin Auth Asset Bkd Sr Turbo, Ser A-2	5.875	06/01/30	3,159,443
1,825	Cleveland, OH Rfdg (FSA Insd)	5.500	10/01/19	2,121,964
400	Cuyahoga Cnty, OH Hlthcare & Indpt Living Fac Rev Eliza Jennings Sr Care, Ser A	5.750	05/15/27	333,152
1,000	Cuyahoga Cnty, OH Hosp Fac Rev Canton Inc Proj	7.500	01/01/30	1,017,740
1,000	Lorain Cnty, OH Hosp Rev Catholic Hlthcare, Ser S	5.375	10/01/30	1,001,690
1,475	Lorain Cnty, OH Hosp Rev Fac Catholic Rfdg, Ser C-1 (FSA Insd)	5.000	04/01/24	1,508,881
2,270	Montgomery Cnty, OH Hosp Rev Kettering Med Ctr Impt & Rfdg (NATL Insd)	6.250	04/01/20	2,646,820
1,625	Montgomery Cnty, OH Rev Catholic Hlth, Ser C-1 (FSA Insd) (a)	5.000	10/01/41	1,622,059
1,550	Montgomery Cnty, OH Rev Miami Vly Hosp, Ser A	6.000	11/15/28	1,630,259
1,000	Montgomery Cnty, OH Rev Miami Vly Hosp, Ser A	6.250	11/15/39	1,045,560
8,000	Ohio St Air Quality Dev Auth Rev Dayton Pwr (FGIC Insd) (AMT) (a)	4.800	09/01/36	7,960,080
1,500	Ohio St Air Quality Dev Auth Rev Pollutn Ctl First Energy Rfdg, Ser C	5.625	06/01/18	1,588,995
1,250	Ohio St Bldg Auth St Fac Admin Bldg Fd Proj, Ser A (FSA Insd)	5.000	04/01/22	1,317,175

See Notes to Financial Statements

Van Kampen Municipal Trust
Portfolio of Investments  ■  October 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Ohio (Continued)
$1,000	Ohio St Higher Ed Fac Commn Rev Hosp Univ Hosp Hlth Sys Inc, Ser A (BHAC Insd)	5.250%	01/15/46	$1,025,240
2,000	Ohio St Higher Ed Fac Commn Rev Univ Hosp Hlth Sys, Ser 2009A	6.750	01/15/39	2,145,300
4,000	Ohio St Hosp Fac Rev Cleveland Clinic Hlth, Ser B (a)	5.125	01/01/28	4,086,340
1,000	Ohio St Hosp Fac Rev Cleveland Clinic Hlth, Ser B (a)	5.500	01/01/34	1,040,080
2,565	Ohio St Hsg Fin Agy Residential Mtg Rev Mtg Bkd Sec Pgm, Ser D (GNMA Collateralized) (AMT) (a)	5.300	09/01/28	2,613,260
3,360	Ohio St Hsg Fin Agy Residential Mtg Rev Mtg Bkd Sec Pgm, Ser D (GNMA Collateralized) (AMT) (a)	5.400	03/01/33	3,416,112
2,520	Ohio St Hsg Fin Agy Residential Mtg Rev Mtg Bkd Sec Pgm, Ser F (GNMA Collateralized) (a)	5.500	09/01/39	2,604,861
1,000	Ohio St Wtr Dev Auth Pollutn Ctl Fac Rev Rfdg First Energy, Ser A (b)	5.875	06/01/33	1,052,720

				47,863,586

	Oklahoma 0.7%
1,470	Chickasaw Nation, OK Hlth Sys (d)	6.250	12/01/32	1,450,464
1,240	Kay Cnty, OK Home Fin Auth Rev Single Family Mtg Rfdg, Ser A (AMBAC Insd) (e)	7.000	11/01/11	1,388,688
455	Oklahoma Hsg Fin Agy Single Family Rev Mtg (GNMA Collateralized) (AMT)	7.997	08/01/18	492,233

				3,331,385

	Oregon 0.3%
1,500	Multnomah Cnty, OR Hosp Fac Auth Rev Adventist Hlth/West, Ser A	5.125	09/01/40	1,455,795

	Pennsylvania 2.3%
1,750	Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Sys West PA, Ser A	5.000	11/15/28	1,394,190
385	Allegheny Cnty, PA San Auth Swr Rev (NATL Insd)	5.500	12/01/30	392,153
315	Crawford Cnty, PA Hosp Auth Sr Living Fac Rev Wesbury Utd Methodist Cmnty	5.875	08/15/10	315,321
320	Lehigh Cnty, PA Gen Purp Auth Rev First Mtg Bible Fellowship Proj Rfdg, Ser A (f)	5.300	12/15/09	320,237
240	Lehigh Cnty, PA Gen Purp Auth Rev First Mtg Bible Fellowship Proj Rfdg, Ser A (f)	5.400	12/15/10	238,649
400	Montgomery Cnty, PA Indl Dev Auth Rev Mtg Whitemarsh Continuing Care Proj	6.125	02/01/28	289,632
875	Montgomery Cnty, PA Indl Dev Auth Rev Mtg Whitemarsh Continuing Care Proj	6.250	02/01/35	618,056
1,000	Pennsylvania Econ Dev Fin Auth Exempt Fac Rev Reliant Energy, Ser B (AMT)	6.750	12/01/36	1,023,270
1,550	Pennsylvania Hsg Fin Agy, Ser 94-A (AMT)	5.100	10/01/31	1,556,215

See Notes to Financial Statements

Van Kampen Municipal Trust
Portfolio of Investments  ■  October 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Pennsylvania (Continued)
$1,825	Pennsylvania St Tpk Com Tpk Rev Sub, Ser A (AGL Insd)	5.000%	06/01/39	$1,782,496
1,000	Philadelphia, PA Auth Indl Dev PA Arpt Sys Proj, Ser A (NATL Insd) (AMT)	5.125	07/01/19	1,004,130
2,675	Pittsburgh, PA, Ser A (AMBAC Insd)	5.500	09/01/17	2,717,506

				11,651,855

	Rhode Island 0.2%
1,375	Tobacco Settlement Fin Corp, Ser A	6.250	06/01/42	1,249,724

	South Carolina 2.7%
1,000	Charleston Ed Excellence Fin Corp SC Rev Charleston Cnty Sch Dist (a)	5.250	12/01/25	1,042,805
3,000	Charleston Ed Excellence Fin Corp SC Rev Charleston Cnty Sch Dist (a)	5.250	12/01/26	3,124,995
475	Rock Hill, SC Util Sys Rev Comb Rfdg, Ser C (FSA Insd)	5.125	01/01/13	482,932
1,235	Rock Hill, SC Util Sys Rev Comb Rfdg, Ser C (FSA Insd)	5.250	01/01/15	1,255,847
900	South Carolina Jobs Econ Dev Auth Hlth Fac Rev First Mtg Wesley Commons Rfdg	5.125	10/01/26	716,328
1,000	South Carolina Jobs Econ Dev Auth Hlth Fac Rev First Mtg Wesley Commons Rfdg	5.300	10/01/36	733,280
1,960	South Carolina Jobs Econ Dev Auth Hosp Fac Rev Palmetto Hlth Alliance Rfdg, Ser A	6.250	08/01/31	1,991,791
2,500	South Carolina Jobs Econ Dev Auth Indl Rev Elec & Gas Co Proj, Ser A (AMBAC Insd)	5.200	11/01/27	2,567,000
1,000	South Carolina Jobs Econ Dev Auth Rev & Impt Palmetto Hlth Rfdg	5.750	08/01/39	980,350
725	South Carolina Jobs Econ Dev Auth Rev Woodlands at Furman Proj, Ser A	6.000	11/15/27	561,984
340	Tobacco Settlement Rev Mgmt Auth SC Tob Settlement Rev Rfdg	5.000	06/01/18	340,112

				13,797,424

	Tennessee 2.5%
400	Elizabethton, TN Hlth & Ed Fac Brd Rev Hosp First Mtg Impt & Rfdg, Ser B (Prerefunded @ 7/01/12)	8.000	07/01/33	458,576
4,000	Johnson City, TN Hlth & Ed Fac Brd Hosp Rev First Mtg Mtn St Hlth Rfdg, Ser A (NATL Insd) (Prerefunded @ 7/01/12)	7.500	07/01/25	4,537,280
3,000	Johnson City, TN Hlth & Ed Fac Brd Hosp Rev First Mtg Mtn St Hlth, Ser A	5.500	07/01/36	2,913,990
2,650	Shelby Cnty, TN Hlth Ed & Hsg Fac Brd Rev Methodist, Ser B (FSA Insd) (a)	5.250	09/01/27	2,736,483

See Notes to Financial Statements

Van Kampen Municipal Trust
Portfolio of Investments  ■  October 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Tennessee (Continued)
$1,500	Shelby Cnty, TN Hlth Ed & Hsg Fac Brd Rev Trezevant Manor Proj, Ser A	5.625%	09/01/26	$1,410,810
365	Tennessee Hsg Dev Agy Home Ownership Pgm 2-A (AMT)	5.700	07/01/31	366,226

				12,423,365

	Texas 15.5%
1,575	Alliance Arpt Auth Inc TX Spl Fac Rev FedEx Corp Proj Rfdg (AMT)	4.850	04/01/21	1,504,912
1,250	Austin, TX Convention Enterprises Inc Convention Ctr Second Tier Rfdg, Ser B (d)	5.750	01/01/24	1,033,350
1,000	Brazos Cnty, TX Hlth Fac Dev Oblig Grp	5.375	01/01/32	937,790
1,000	Brazos Riv TX Hbr Nav Dist Brazoria Cnty Rev Rfdg Dow Chemical Co	5.250	10/01/11	1,011,610
740	Dallas Cnty, TX Flood Ctl Dist Rfdg	6.750	04/01/16	786,650
1,225	Dallas, TX Civic Ctr Rfdg & Impt (AGL Insd)	5.000	08/15/18	1,320,158
1,440	Dallas, TX Civic Ctr Rfdg & Impt (AGL Insd)	5.000	08/15/19	1,547,179
1,000	Dallas-Fort Worth, TX Intl Arpt Rev Impt & Rfdg, Ser A (BHAC Insd) (AMT)	5.500	11/01/31	1,005,630
700	Dallas-Fort Worth, TX Intl Arpt Rev Jt, Ser C (NATL Insd) (AMT)	5.750	11/01/18	700,749
1,325	Dallas-Fort Worth, TX Intl Arpt Rev Jt, Ser C (NATL Insd) (AMT)	6.000	11/01/23	1,326,140
5,250	El Paso Cnty, TX Hosp Dist, Ser A (AGL Insd) (a)	5.000	08/15/37	5,335,549
730	Fort Worth, TX Wtr & Swr Rev Impt & Rfdg	5.750	02/15/16	758,382
770	Fort Worth, TX Wtr & Swr Rev Impt & Rfdg (Prerefunded @ 8/15/10)	5.750	02/15/16	803,156
1,000	Gulf Coast Waste Disp Auth TX Waste Mgmt, Ser D (AMT)	4.550	04/01/12	1,000,190
825	Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev Rfdg Mem Hermann Hlthcare Sys, Ser B	7.250	12/01/35	925,229
1,000	Houston, TX Arpt Sys Rev Sub Lien, Ser A (FSA Insd) (AMT)	5.625	07/01/30	1,002,160
130	Houston, TX Pub Impt & Rfdg (FSA Insd)	5.750	03/01/15	135,503
8,475	Houston, TX Util Sys Rev Comb First Lien Rfdg, Ser A (FSA Insd)	5.000	11/15/36	8,649,161
3,320	Judson, TX Indpt Sch Dist Sch Bldg (AGL Insd) (a)	5.000	02/01/37	3,376,291
1,100	Lufkin, TX Hlth Fac Dev Corp Hlth Sys Rev Mem Hlth Sys East TX	5.500	02/15/32	985,578
1,250	Lufkin, TX Hlth Fac Dev Corp Hlth Sys Rev Mem Hlth Sys East TX	5.500	02/15/37	1,096,875
1,250	Matagorda Cnty, TX Navig Dist No 1 Rev Coll Centerpoint Energy Proj Rfdg (b)	5.600	03/01/27	1,254,575
1,200	McLennan Cnty, TX Pub Fac Corp Proj Rev	6.625	06/01/35	1,309,056

See Notes to Financial Statements

Van Kampen Municipal Trust
Portfolio of Investments  ■  October 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Texas (Continued)
$1,000	Mesquite, TX Hlth Fac Dev Corp Retirement Fac Christian Care Ctr, Ser A (Prerefunded @ 2/15/10)	7.625%	02/15/28	$1,030,740
1,800	Metropolitan Hlth Fac Dev Corp TX Wilson N Jones Mem Hosp Proj	7.250	01/01/31	1,703,250
1,500	Mission, TX Econ Dev Corp Solid Waste Disp Rev Waste Mgmt Inc Proj (AMT) (b)	6.000	08/01/20	1,595,940
4,000	North Central, TX Hlth Fac Dev Hosp Childrens Med Ctr Dallas (AMBAC Insd)	5.250	08/15/32	4,018,760
1,000	North TX Twy Auth Rev Rfdg Sys First Tier, Ser B	5.625	01/01/28	1,025,910
1,000	North TX Twy Auth Rev Rfdg Sys First Tier, Ser B	6.000	01/01/26	1,058,750
1,250	North TX Twy Auth Rev Rfdg Sys First Tier, Ser B	6.000	01/01/27	1,317,463
1,550	North TX Twy Auth Rev Sys First Tier Rfdg, Ser L-2 (b)	6.000	01/01/38	1,679,255
2,850	North TX Twy Auth Rev Toll Second Tier Rfdg, Ser F	5.750	01/01/33	2,907,399
1,000	Tarrant Cnty, TX Cultural Ed Fac Fin Corp Retirement Fac Buckingham Sr Living Cmnty Inc	5.625	11/15/27	898,020
2,700	Tarrant Cnty, TX Cultural Ed Fac Fin Corp Retirement Fac Buckingham Sr Living Cmnty Inc	5.750	11/15/37	2,340,603
5,500	Tarrant Cnty, TX Cultural Ed Fac Fin Corp Retirement Fac Buckner Retirement Svc Inc Proj	5.250	11/15/37	4,929,705
450	Tarrant Cnty, TX Cultural Ed Fac Fin Corp Retirement Fac CC Young Mem Home Proj	5.750	02/15/25	379,544
3,300	Tarrant Cnty, TX Cultural Ed Fac Fin Corp Rev Christus Hlth Rfdg, Ser A (AGL Insd)	6.250	07/01/28	3,612,873
2,500	Texas A & M Univ Rev Fin Sys, Ser A	5.000	05/15/27	2,687,400
80	Texas Muni Pwr Agy Rev (NATL Insd) (e)	*	09/01/15	67,910
140	Texas St Pub Ppty Fin Corp Rev Mental Hlth & Retardation Rfdg (FSA Insd)	5.500	09/01/13	141,624
5,750	Texas St Trans Commn Mobility Fd (a)	5.000	04/01/28	6,155,289
3,000	Tyler, TX Hlth Fac Dev Corp Hosp Rev & Impt East TX Med Ctr Rfdg, Ser A	5.375	11/01/37	2,762,400

				78,118,708

	Utah 0.1%
800	Utah St Charter Sch Fin Auth Charter Sch Rev Summit Academy, Ser A	5.800	06/15/38	688,920

	Vermont 0.2%
1,000	Vermont Econ Dev Auth Mtg Rev Wake Robin Corp Proj, Ser A	5.375	05/01/36	814,560

	Virginia 1.4%
750	Peninsula Town Ctr Cmnty Dev Auth VA Spl Oblig	6.350	09/01/28	650,760
1,340	Richmond, VA (FSA Insd)	5.500	01/15/10	1,354,566

See Notes to Financial Statements

Van Kampen Municipal Trust
Portfolio of Investments  ■  October 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Virginia (Continued)
$2,590	Tobacco Settlement Fin Corp VA	5.500%	06/01/26	$2,876,065
2,000	White Oak Vlg Shops VA Cmnty Dev Auth Spl Assmt Rev	5.300	03/01/17	1,939,600

				6,820,991

	Washington 2.3%
5,000	Bellevue, WA Convention Ctr Auth Spl Oblig Rev Rfdg (NATL Insd)	*	02/01/24	2,528,650
3,000	Energy Northwest WA Elec Rev Proj No 3 Rfdg, Ser A (FSA Insd)	5.500	07/01/18	3,213,090
1,350	Kalispel Tribe Indians Priority Dist WA Rev	6.625	01/01/28	1,158,637
2,000	Port Seattle, WA Rev, Ser B (NATL Insd) (AMT)	5.625	02/01/24	2,006,160
1,345	Tacoma, WA Elec Sys Rev Rfdg, Ser A (FSA Insd)	5.750	01/01/15	1,428,928
1,545	Washington St Hsg Fin Commn Nonprofit Rev Custodial Rcpt Wesley Homes, Ser 2007A-2027 (Acquired 5/7/08, Cost $1,545,000) (c)	6.000	01/01/27	1,370,709

				11,706,174

	West Virginia 1.1%
3,500	Harrison Cnty, WV Cnty Cmnty Solid Waste Disp Rev Allegheny Energy Rfdg, Ser D (AMT)	5.500	10/15/37	3,332,245
1,000	West Virginia St Hosp Fin Auth Hosp Rev Thomas Hlth Sys	6.000	10/01/20	976,350
1,100	West Virginia St Hosp Fin Auth Hosp Rev Thomas Hlth Sys	6.250	10/01/23	1,054,218

				5,362,813

	Wisconsin 3.1%
450	Superior, WI Collateralized Util Rev Superior Wtr Lt & Pwr Proj Rfdg, Ser A (AMT)	5.375	11/01/21	451,886
410	Superior, WI Collateralized Util Rev Superior Wtr Lt & Pwr Proj, Ser B (AMT)	5.750	11/01/37	404,383
2,545	Wisconsin Hsg & Econ Dev Auth Home Ownership Rev, Ser A (AMT) (a)	5.300	09/01/23	2,630,487
3,200	Wisconsin Hsg & Econ Dev Auth Home Ownership Rev, Ser A (AMT) (a)	5.500	09/01/28	3,283,680
1,010	Wisconsin St Gen Rev Appropriation Rev, Ser A	5.375	05/01/25	1,101,122
5,000	Wisconsin St Hlth & Ed Fac Auth Mercy Hlth Sys Corp (AMBAC Insd)	5.500	08/15/25	5,013,050
1,000	Wisconsin St Hlth & Ed Fac Auth Rev Aurora Hlthcare Inc, Ser B (b)	5.125	08/15/27	1,015,560
400	Wisconsin St Hlth & Ed Fac Auth Rev Beaver Dam Cmnty Hosp Inc, Ser A	6.000	08/15/19	400,616
1,305	Wisconsin St Hlth & Ed Fac Auth Rev Prohealth Care Inc Oblig Grp	6.625	02/15/39	1,404,650

				15,705,434

See Notes to Financial Statements

Van Kampen Municipal Trust
Portfolio of Investments  ■  October 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Wyoming 0.4%
$1,200	Sweetwater Cnty, WY Pollutn Ctl Rev ID Pwr Co Proj Rfdg	5.250%	07/15/26	$1,248,840
1,000	Sweetwater Cnty, WY Solid Waste Disp Rev FMC Corp Proj Rfdg (AMT)	5.600	12/01/35	940,030

				2,188,870

	Guam 0.1%
550	Guam Pwr Auth Rev, Ser A (AMBAC Insd)	5.250	10/01/34	499,152

	Puerto Rico 0.9%
1,500	Puerto Rico Elec Pwr Auth Pwr Rev, Ser WW	5.250	07/01/33	1,493,850
65	Puerto Rico Pub Bldgs Auth Rev Govt Fac, Ser I (Comwth Gtd) (Prerefunded @ 7/01/14)	5.250	07/01/33	73,642
2,825	Puerto Rico Sales Tax Fin Corp Sales Tax Rev First Sub, Ser A (b)	5.000	08/01/39	2,936,021

				4,503,513

Total Long-Term Investments 166.5% (Cost $863,078,161)				841,795,451

Total Short-Term Investments 1.1% (Cost $5,355,006)				5,355,006

Total Investments 167.6% (Cost $868,433,167)				847,150,457

Liability for Floating Rate Note Obligations Related to Securities Held (23.0%) (Cost ($116,455,000))
(116,455)	Notes with interest rates ranging from 0.19% to 0.91% at October 31, 2009 and contractual maturities of collateral ranging from 2022 to 2041 (See Note 1(G) in the Notes to Financial Statements) (i)			(116,455,000)

Total Net Investments 144.6% (Cost $751,978,167)				730,695,457

Other Assets in Excess of Liabilities 2.2%				11,016,388

Preferred Shares (including accrued distributions) (46.8%)				(236,256,804)

Net Assets Applicable to Common Shares 100.0%				$505,455,041

Percentages are calculated as a percentage of net assets applicable to common shares.

*	Zero coupon bond

See Notes to Financial Statements

Van Kampen Municipal Trust
Portfolio of Investments  ■  October 31, 2009  continued

(a)	Underlying security related to Inverse Floaters entered into by the Trust. See Note 1(G) in the Notes to Financial Statements for further information.

(b)	Variable Rate Coupon

(c)	Security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 2.8% of net assets applicable to common shares.

(d)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(e)	Escrowed to Maturity

(f)	Security has been deemed illiquid.

(g)	Interest is accruing at less than the stated coupon. Coupon is shown as stated coupon/actual coupon.

(h)	Non-income producing security.

(i)	Floating rate notes. The interest rates shown reflect the rate in effect at October 31, 2009.

ACA—American Capital Access
AGC—AGC Insured Custody Certificates
AGL—Assured Guaranty Ltd.
AMBAC—AMBAC Indemnity Corp.
AMT—Alternative Minimum Tax
BHAC—Berkshire Hathaway Assurance Corp.
Comwth—Commonwealth of Puerto Rico
FGIC—Financial Guaranty Insurance Co.
FSA—Financial Security Assurance Inc.
GNMA—Government National Mortgage Association
NATL—National Public Finance Guarantee Corp
Radian—Radian Asset Assurance
Syncora—Syncora Guarantee Limited

Fair Value Measurements

Various inputs are used in determining the value of the Trust’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of October 31, 2009 in valuing the Trust’s investments carried at value.

	Level 1	Level 2	Level 3
Significant
		Other Significant	Unobservable
Investment	Quoted Prices	Observable Inputs	Inputs	Total

Investments in an Asset Position:
Municipal Bonds Issued by States of the United States and Political Subdivisions of the United States	$—	$847,150,457	$—	$847,150,457

See Notes to Financial Statements

Van Kampen Municipal Trust
Financial Statements

Statement of Assets and Liabilities
October 31, 2009

Assets:
Total Investments (Cost $868,433,167)	$847,150,457
Cash	747,533
Receivables:
Interest	13,467,704
Investments Sold	240,531
Other	13,048

Total Assets	861,619,273

Liabilities:
Payables:
Floating Rate Note Obligations	116,455,000
Investments Purchased	1,981,738
Investment Advisory Fee	323,391
Income Distributions—Common Shares	113,272
Other Affiliates	46,905
Trustees’ Deferred Compensation and Retirement Plans	753,196
Accrued Expenses	233,926

Total Liabilities	119,907,428
Preferred Shares (including accrued distributions)	236,256,804

Net Assets Applicable to Common Shares	$505,455,041

Net Asset Value Per Common Share ($505,455,041 divided by 38,902,185 shares outstanding)	$12.99

Net Assets Consist of:
Common Shares ($0.01 par value with an unlimited number of shares authorized, 38,902,185 shares issued and outstanding)	$389,022
Paid in Surplus	581,462,551
Accumulated Undistributed Net Investment Income	11,991,612
Net Unrealized Depreciation	(21,282,710)
Accumulated Net Realized Loss	(67,105,434)

Net Assets Applicable to Common Shares	$505,455,041

Preferred Shares ($0.01 par value, authorized 100,000,000 shares, 9,450 issued with liquidation preference of $25,000 per share)	$236,250,000

Net Assets Including Preferred Shares	$741,705,041

See Notes to Financial Statements

Van Kampen Municipal Trust
Financial Statements  continued

Statement of Operations
For the Year Ended October 31, 2009

Investment Income:
Interest	$47,399,709

Expenses:
Investment Advisory Fee	4,236,296
Interest and Residual Trust Expenses	1,289,787
Preferred Share Maintenance	494,463
Professional Fees	215,463
Accounting and Administrative Expenses	190,866
Transfer Agent Fees	93,476
Reports to Shareholders	62,306
Trustees’ Fees and Related Expenses	55,408
Custody	47,107
Registration Fees	29,096
Other	26,492

Total Expenses	6,740,760
Investment Advisory Fee Reduction	770,235

Net Expenses	5,970,525

Net Investment Income	$41,429,184

Realized and Unrealized Gain/Loss:
Net Realized Loss	$(23,831,365)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(131,431,647)
End of the Period:	(21,282,710)

Net Unrealized Appreciation During the Period	110,148,937

Net Realized and Unrealized Gain	$86,317,572

Distributions to Preferred Shareholders	$(1,376,673)

Net Increase in Net Assets Applicable to Common Shares from Operations	$126,370,083

See Notes to Financial Statements

Van Kampen Municipal Trust
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

From Investment Activities:
Operations:
Net Investment Income	$41,429,184	$45,313,019
Net Realized Loss	(23,831,365)	(34,003,750)
Net Unrealized Appreciation/Depreciation During the Period	110,148,937	(154,932,547)
Distributions to Preferred Shareholders:
Net Investment Income	(1,376,673)	(9,628,094)

Change in Net Assets Applicable to Common Shares from Operations	126,370,083	(153,251,372)
Distributions to Common Shareholders:
Net Investment Income	(33,586,984)	(31,701,941)

Net Change in Net Assets Applicable to Common Shares from Investment Activities	92,783,099	(184,953,313)

From Capital Transactions:
Value of Common Shares Issued Through Dividend Reinvestment	631,170	1,035,490
Repurchase of Shares	(80,721)	(3,679,518)

Net Change in Net Assets Applicable to Common Shares from Capital Transactions	550,449	(2,644,028)

Total Increase/Decrease in Net Assets Applicable to Common Shares	93,333,548	(187,597,341)

Net Assets Applicable to Common Shares:
Beginning of the Period	412,121,493	599,718,834

End of the Period (Including accumulated undistributed net investment income of $11,991,612 and $5,643,797, respectively)	$505,455,041	$412,121,493

See Notes to Financial Statements

Van Kampen Municipal Trust
Financial Statements  continued

Statement of Cash Flows
For the Year Ended October 31, 2009

Change in Net Assets from Operations (including Preferred Share Distributions)	$126,370,083

Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchases of Investments	(148,798,338)
Proceeds from Sales of Investments	174,356,424
Net Purchases of Short-Term Investments	(2,755,006)
Amortization of Premium	878,949
Accretion of Discount	(1,560,875)
Net Realized Loss on Investments	23,831,365
Net Change in Unrealized Depreciation on Investments	(110,148,937)
Increase in Interest Receivable	(519,191)
Increase in Other Assets	(3,083)
Increase in Investment Advisory Fee Payable	37,415
Decrease in Accrued Expenses	(102,413)
Increase in Other Affiliates Payable	11,227
Increase in Trustees’ Deferred Compensation and Retirement Plans	39,299

Total Adjustments	(64,733,164)

Net Cash Provided by Operating Activities	61,636,919

Cash Flows from Financing Activities:
Repurchased Shares	(80,721)
Dividends Paid (net of reinvested dividends $631,170)	(33,059,619)
Proceeds from and Repayments of Floating Rate Note Obligations	(4,470,000)
Retirement of Preferred Shares	(23,750,000)

Net Cash Used for Financing Activities	(61,360,340)

Net Increase in Cash	276,579
Cash at the Beginning of the Period	470,954

Cash at the End of the Period	$747,533

Supplemental Disclosures of Cash Flow Information
Cash Paid During the Year for Interest	$1,289,787

See Notes to Financial Statements

Van Kampen Municipal Trust
Financial Highlights

The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.

	Year Ended October 31,
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of the Period	$10.61	$15.35	$16.33	$16.15	$16.60

Net Investment Income	1.07 (a)	1.17 (a)	1.09 (a)	1.02 (a)	1.02
Net Realized and Unrealized Gain/Loss	2.21	(4.84)	(0.97)	0.48	(0.41)
Common Share Equivalent of Distributions Paid to Preferred Shareholders:
Net Investment Income	(0.04)	(0.25)	(0.31)	(0.24)	(0.18)
Net Realized Gain	-0-	-0-	-0-	(0.05)	-0-

Total from Investment Operations	3.24	(3.92)	(0.19)	1.21	0.43
Distributions Paid to Common Shareholders:
Net Investment Income	(0.86)	(0.82)	(0.79)	(0.79)	(0.88)
Net Realized Gain	-0-	-0-	-0-	(0.24)	-0-

Net Asset Value, End of the Period	$12.99	$10.61	$15.35	$16.33	$16.15

Common Share Market Price at End of the Period	$12.69	$10.15	$13.85	$14.86	$14.02
Total Return* (b)	34.85%	–22.15%	–1.88%	13.84%	0.01%
Net Assets Applicable to Common Shares at End of the Period (In millions)	$505.5	$412.1	$599.7	$643.1	$635.9
Ratio of Expenses to Average Net Assets Applicable to Common Shares* (c)	1.34%	2.05%	2.14%	1.23%	1.06%
Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares* (c)	9.31%	8.31%	6.84%	6.40%	6.21%
Portfolio Turnover	19%	67%	25%	28%	33%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets Applicable to Common Shares (c)	1.51%	2.21%	2.28%	N/A	N/A
Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares (c)	9.13%	8.15%	6.70%	N/A	N/A

Supplemental Ratios:
Ratio of Expenses (Excluding Interest and Residual Trust Expenses) to Average Net Assets Applicable to Common Shares (c)	1.05%	0.96%	0.95%	1.11%	1.06%
Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares (d)	9.00%	6.55%	4.92%	4.91%	5.12%

Senior Securities:
Total Preferred Shares Outstanding	9,450	10,400	13,000	13,000	13,000
Asset Coverage Per Preferred Share (e)	$78,488	$64,637	$71,143	$74,490	$73,933
Involuntary Liquidating Preference Per Preferred Share	$25,000	$25,000	$25,000	$25,000	$25,000
Average Market Value Per Preferred Share	$25,000	$25,000	$25,000	$25,000	$25,000

(a)	Based on average shares outstanding.
(b)	Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.
(c)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(d)	Ratios reflect the effect of dividend payments to preferred shareholders.
(e)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets and dividing this by the number of preferred shares outstanding.
N/A=Not applicable

See Notes to Financial Statements

Van Kampen Municipal Trust
Notes to Financial Statements  ■  October 31, 2009

1. Significant Accounting Policies
Van Kampen Municipal Trust (the “Trust”) is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust’s investment objective is to seek to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.
The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards CodificationTM(ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Trust appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation Municipal bonds are valued by independent pricing services or dealers using the mean of the last reported bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B. Fair Value Measurements The Trust adopted FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), effective November 1, 2008. In accordance with ASC 820, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the

Van Kampen Municipal Trust
Notes to Financial Statements  ■  October 31, 2009  continued

reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Trust’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At October 31, 2009, the Trust had no when-issued or delayed delivery purchase commitments.

D. Investment Income Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

E. Federal Income Taxes It is the Trust’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Trust recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Trust files tax returns with the U.S. Internal Revenue Service and in various states. Generally, each of the tax years in the four year period ended October 31, 2009, remains subject to examination by taxing authorities.
The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At October 31, 2009, the Trust had an accumulated capital loss carry forward

Van Kampen Municipal Trust
Notes to Financial Statements  ■  October 31, 2009  continued

for tax purposes of $67,585,843, which will expire according to the following schedule:

Amount	Expiration

$929,222	October 31, 2010
2,903,782	October 31, 2012
593,665	October 31, 2014
6,620,583	October 31, 2015
34,152,213	October 31, 2016
22,386,378	October 31, 2017

A portion of the capital loss carry forward above was acquired due to a merger with another regulated investment company and is subject to annual limitations.
At October 31, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$750,974,842

Gross tax unrealized appreciation	$38,019,258
Gross tax unrealized depreciation	(58,285,971)

Net tax unrealized depreciation on investments	$(20,266,713)

F. Distribution of Income and Gains The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed at least annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of futures gains, which are included as ordinary income for tax purposes.
The tax character of distributions paid during the years ended October 31, 2009 and 2008 was as follows:

	2009	2008

Distributions paid from:
Ordinary income	$62,715	$15,123
Tax exempt income	35,004,747	41,341,380

	$35,067,462	$41,356,503

Permanent differences, primarily due to a capital loss carry forward in the amount of $468,317 expiring in the current year, resulted in the following reclassifications among the Trust’s components of net assets at October 31, 2009:

Accumulated Undistributed	Accumulated Net
Net Investment Income	Realized Loss	Paid in Surplus

$(117,712)	$586,029	$(468,317)

Van Kampen Municipal Trust
Notes to Financial Statements  ■  October 31, 2009  continued

As of October 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$145,140
Undistributed tax-exempt income	12,223,144

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains or losses recognized on securities for tax purposes but not for book purposes.

G. Floating Rate Note Obligations Related to Securities Held The Trust enters into transactions in which it transfers to dealer trusts fixed rate bonds in exchange for cash and residual interests in the dealer trusts’ assets and cash flows, which are in the form of inverse floating rate investments. The dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Trust to retain residual interests in the bonds. The Trust enters into shortfall agreements with the dealer trusts, which commit the Trust to pay the dealer trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the dealer trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Trust (inverse floating rate investments) include the right of the Trust (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the dealer trusts to the Trust, thereby collapsing the dealer trusts. The Trust accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Trust’s investment assets, and the related floating rate notes reflected as Trust liabilities under the caption “Floating Rate Note Obligations” on the Statement of Assets and Liabilities. The Trust records the interest income from the fixed rate bonds under the caption “Interest” and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption “Interest and Residual Trust Expenses” on the Trust’s Statement of Operations. The notes issued by the dealer trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At October 31, 2009, Trust investments with a value of $201,402,389 are held by the dealer trusts and serve as collateral for the $116,455,000 in floating rate notes outstanding at that date. Contractual maturities of the floating rate notes and interest rates in effect at October 31, 2009 are presented on the Portfolio of Investments. The average floating rate notes outstanding and average annual interest and fee rate related to residual interests during the year ended October 31, 2009 were $109,399,732 and 1.18%, respectively.

H. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through December 21, 2009, the date the financial statements were effectively issued. Management has determined that there are no material events or transactions that would affect the Trust’s financial statements or require disclosure in the Trust’s financial statements through this date.

Van Kampen Municipal Trust
Notes to Financial Statements  ■  October 31, 2009  continued

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Trust’s Investment Advisory Agreement, Van Kampen Asset Management (the “Adviser”) will provide investment advice and facilities to the Trust for and annual fee payable monthly of 0.55% of the average daily net assets including current preferred shares and leverage of $88,750,000 entered into to retire previously issued preferred shares of the Trust. The Adviser has agreed to waive investment advisory fees equal to 0.10% of the average daily net assets including current preferred shares and leverage of $88,750,000 entered into to retire previously issued preferred shares of the Trust. During the year ended October 31, 2009, the Adviser waived approximately $770,200 of its advisory fees. This waiver is voluntary and can be discontinued at any time.
For the year ended October 31, 2009, the Trust recognized expenses of approximately $126,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Trust is a partner of such firm and he and his law firm provide legal services as legal counsel to the Trust.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Trust. The costs of these services are allocated to each trust. For the year ended October 31, 2009, the Trust recognized expenses of approximately $106,700 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Trust, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.
The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. Capital Transactions
For the years ended October 31, 2009 and 2008, transactions in common shares were as follows:

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

Beginning Shares	38,856,411	39,063,367
Shares Issued Through Dividend Reinvestment	54,374	73,379
Shares Repurchased*	(8,600)	(280,335)

Ending Shares	38,902,185	38,856,411

*	The Trust has a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Trust’s shares trade from its net asset value. For the years ended October 31, 2009 and 2008, the Trust repurchased 8,600 and 280,335, respectively of its shares at an average discount of

Van Kampen Municipal Trust
Notes to Financial Statements  ■  October 31, 2009  continued

11.28% and 8.12%, respectively, from net asset value per share. The Trust expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes such activity will further the accomplishment of the foregoing objectives, subject to review of the Trustees.

4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $147,107,689 and $173,738,978, respectively.

5. Inverse Floating Rate Securities
The Trust may invest a portion of its assets in inverse floating rate municipal securities, which are variable debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. These investments are typically used by the Trust in seeking to enhance the yield of the portfolio or used as an alternative form of leverage in order to redeem a portion of the Trusts’ preferred shares. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity. Inverse floating rate securities in which the Trust may invest include derivative instruments such as residual interest bonds (“RIBs”) or tender option bonds (“TOBs”). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds (which may be tendered by the Trust in certain instances) and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by the Trust. The short-term floating rate interests have first priority on the cash flow from the bonds held by the special purpose trust and the Trust is paid the residual cash flow from the bonds held by the special purpose trust.
The Trust generally invests in inverse floating rate investments that include embedded leverage, thus exposing the Trust to greater risks and increased costs. The market value of a “leveraged” inverse floating rate investment generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. The extent of increases and decreases in the value of inverse floating rate investments generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Trust’s net asset value to be more volatile than if it had not invested in inverse floating rate investments.
In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Trust, the Trust will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Trust could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

6. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.

Van Kampen Municipal Trust
Notes to Financial Statements  ■  October 31, 2009  continued

The Trust may use derivative instruments for a variety of reasons, such as to attempt to protect the Trust against possible changes in the market value of its portfolio, to manage the portfolio’s effective yield, maturity and duration, or generate potential gain. All of the Trust’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized.
The Trust adopted FASB ASC 815, Derivatives and Hedging (ASC 815) (formerly known as FAS 161), effective May 1, 2009. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Trust uses derivative instruments, how these derivative instruments are accounted for and their effects on the Trust’s financial position and results of operations.
The Trust is subject to interest rate risk in the normal course of pursing its investment objectives. The Trust may use futures contracts to gain exposure to, or hedge against changes in the value of interest rates. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. Upon entering into futures contracts, the Trust maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to the rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). When entering into futures contracts, the Trust bears the risk of interest rates or securities prices moving unexpectedly, in which case, the Trust may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Trust since futures are exchange traded and the exchange’s clearinghouse, as a counterparty to all exchange traded futures, guarantees the futures against default. The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
There were no transactions in futures contracts for the year ended October 31, 2009.

7. Preferred Shares
The Trust has outstanding 9,450 Auction Preferred Shares (APS). Series A contains 2,100 shares, Series B contains 2,250 shares, Series C contains 2,100 shares, Series D contains 2,250 shares amd Series E contains 750 shares. Dividends are cumulative and the dividend rates are generally reset every 7 days for Series A and Series C, while Series B, Series D, and Series E are generally reset every 28 days through an auction process. Beginning on February 12, 2008, and continuing through October 31, 2009, all series of preferred shares of the Trust were not successfully remarketed. As a result, the dividend rates of these preferred shares were reset to the maximum applicable rate on APS. The average rate in effect on October 31, 2009 was 0.181%. During the year ended October 31, 2009, the rates ranged from 0.166% to 3.475%.
Historically, the Trust paid annual fees equivalent to 0.25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auction. Effective March 16, 2009, the Trust decreased this amount to 0.15% due to auction failures. In the future, if auctions no longer fail, the Trust may return to an annual fee payment of 0.25% of the preferred share liquidation value. These fees are included as a component of “Preferred Share Maintenance” expense on the Statement of Operations.

Van Kampen Municipal Trust
Notes to Financial Statements  ■  October 31, 2009  continued

The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.
The Trust entered into additional inverse floating rate securities as an alternative form of leverage in order to redeem and retire a portion of its preferred shares. For the year ended October 31, 2009, transactions in preferred shares were as follows:

	Series A		Series B		Series C		Series D		Series E
	Shares	Value	Shares	Value	Shares	Value	Shares	Value	Shares	Value

Outstanding at October 31, 2008	2,400	$60,000,000	2,400	$60,000,000	2,400	$60,000,000	2,400	$60,000,000	800	$20,000,000
Amount Retired	(300)	(7,500,000)	(150)	(3,750,000)	(300)	(7,500,000)	(150)	(3,750,000)	(50)	(1,250,000)

Outstanding at October 31, 2009	2,100	$52,500,000	2,250	$56,250,000	2,100	$52,500,000	2,250	$56,250,000	750	$18,750,000

8. Line of Credit
During the year, several Van Kampen municipal funds, including the Trust, entered into a $150,000,000 joint revolving bank credit facility. The purpose of the facility is to provide availability of funds for short-term liquidity purposes. There were no borrowings under the facility during the year.

9. Indemnifications
The Trust enters into contracts that contain a variety of indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. Significant Event
On October 19, 2009, Morgan Stanley & Co., Inc., the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell its retail asset management business to Invesco Ltd. The transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.

11. Accounting Pronouncement
During June 2009, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 166, Accounting for Transfers of Financial Assets—an amendment of FASB Statement No. 140 (FAS 166). The objective of FAS 166 is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets.

Van Kampen Municipal Trust
Notes to Financial Statements  ■  October 31, 2009  continued

FAS 166 is effective as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. Earlier application is prohibited. The recognition and measurement provisions of FAS 166 must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of FAS 166 should be applied to transfers that occurred both before and after the effective date of FAS 166. At this time, management is evaluating the implications of FAS 166 and the impact it will have on the financial statement amounts and disclosures, if any.

Van Kampen Municipal Trust
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Van Kampen Municipal Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen Municipal Trust (the “Trust”), including the portfolio of investments, as of October 31, 2009, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Municipal Trust as of October 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 21, 2009

Van Kampen Municipal Trust
Dividend Reinvestment Plan

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of the Trust. Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Trust, allowing you to potentially increase your investment over time.

Plan benefits

• Add to your account

You may increase your shares in the Trust easily and automatically with the Plan.

• Low transaction costs

Shareholders who participate in the Plan are able to buy shares at below-market prices when the Trust is trading at a premium to its net asset value. In addition, transaction costs are low because when new shares are issued by the Trust, there is no brokerage fee, and when shares are bought in blocks on the open market, the brokerage commission is shared among all participants.

• Convenience

You will receive a detailed account statement from Computershare Trust Company , N.A., (the Agent) which administers the Plan. The statement shows your total Distributions, dates of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at vankampen.com.

• Safekeeping

The Agent will hold the shares it has acquired for you in safekeeping.

How to participate in the Plan

If you own shares in your own name, you can participate directly in the Plan. If your shares are held in “street name”—in the name of your brokerage firm, bank, or other financial institution—you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.
If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Trust is trading at a share price that is equal to its net asset value (NAV), you’ll pay that amount for your reinvested shares. However, if the Trust is trading above or below NAV, the price is determined by one of two ways:

1.	Premium If the Trust is trading at a premium—a market price that is higher than its NAV—you’ll pay either the NAV or 95 percent of the market price,

Van Kampen Municipal Trust
Dividend Reinvestment Plan  continued

whichever is greater. When the Trust trades at a premium, you’ll pay less for your reinvested shares than an ordinary investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.

2.	Discount If the Trust is trading at a discount—a market price that is lower than its NAV—you’ll pay the market price for your reinvested shares.

How to enroll

To enroll in the Plan, please read the Terms and Conditions in the Plan brochure. You can obtain a copy of the Plan Brochure and enroll in the Plan by visiting vankampen.com, calling toll-free (800) 341-2929 or notifying us in writing at Van Kampen Closed End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Please include the Trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally ten business days before the dividend is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

Costs of the plan

There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Trust. However, when applicable, you will pay your portion of any brokerage commissions incurred when the new shares are purchased on the open market. These brokerage commissions are typically less than the standard brokerage charges for individual transactions, because shares are purchased for all participants in blocks, resulting in lower commissions for each individual participant. Any brokerage commissions or service fees are averaged into the purchase price.

Tax implications

The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions.
You will receive tax information annually to help you prepare your federal and state income tax returns.
Van Kampen does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used by any taxpayer, for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax advisor for information concerning their individual situation.

Van Kampen Municipal Trust
Dividend Reinvestment Plan  continued

How to withdraw from the Plan

To withdraw from the Plan please visit vankampen.com or call (800) 341-2929 or notify us in writing at the address below.
Van Kampen Closed-End Funds
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
All shareholders listed on the account must sign any written withdrawal instructions. If you withdraw, you have three options with regard to the shares held in your account:

1.	If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry) and fractional shares will be sold at the then current market price. Proceeds will be sent via check to your address of record after deducting applicable fees and brokerage commissions.
2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting brokerage commissions and a $2.50 service fee.
3.	You may sell your shares through your financial advisor through the Direct Registration Systems (“DRS”). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a stock certificate.
The Trust and Computershare Trust Company, N.A. may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, Participants will receive written notice at least 30 days before the record date for the payment of any dividend or capital gains distribution by the Trust. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

To obtain a complete copy of the Dividend Reinvestment Plan, please call our Client Relations department at 800-341-2929 or visit vankampen.com.

Van Kampen Municipal Trust
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent
Computershare Trust Company, N.A.
c/o Computershare Investor Services
P.O. Box 43078
Providence, Rhode Island 02940-3078

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606-4301

(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2009. The Trust designated 99.82% of the income distributions as a tax-exempt income distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

*	“Interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended.

Van Kampen Municipal Trust
Results of Shareholder Votes

The Annual Meeting of the Shareholders of the Trust was held on June 17, 2009, where shareholders voted on the election of trustees.

With regard to the election of the following trustees by the common shareholders of the Trust:

	# of Shares
	In Favor	Withheld

Wayne W. Whalen	35,400,370	1,197,529
Rod Dammeyer	35,419,784	1,178,116

With regard to the election of the following trustees by the preferred shareholders of the Trust:

	# of Shares
	In Favor	Withheld

Linda Hutton Heagy	6,285	213

The other trustees of the Trust whose terms did not expire in 2009 are David Arch, Jerry D. Choate, R. Craig Kennedy, Howard J Kerr, Jack E. Nelson, Hugo F. Sonnenschein and Suzanne H. Woolsey.

Van Kampen Municipal Trust
Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees of the Fund generally serve three year terms or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees:
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 1991	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Van Kampen Municipal Trust
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jerry D. Choate (71) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 2003	Prior to January 2003, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (69) CAC, LLC 4370 LaJolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 1991	President of CAC, LLC, a private company offering capital investment and management advisory services.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Van Kampen Municipal Trust
Trustees and Officers continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Linda Hutton Heagy† (61) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 2003	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (57) 1744 R Street, NW Washington, DC 20009	Trustee	Trustee since 2003	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (74) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 1992	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Van Kampen Municipal Trust
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 2003	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (69) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 1994	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Van Kampen Municipal Trust
Trustees and Officers continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (68) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 2003	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

Van Kampen Municipal Trust
Trustees and Officers continued
Interested Trustees:*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (70) 155 North Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1991	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Van Kampen Municipal Trust
Trustees and Officers  continued

Officers:
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Edward C. Wood III (53) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (54) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1996	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Van Kampen Municipal Trust
Trustees and Officers continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Stuart N. Schuldt (47) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

In accordance with Section 303A.12(a) of the New York Stock Exchange Listed Company Manual, the Trust’s Chief Executive Officer has certified to the New York Stock Exchange that, as of July 1, 2009, he was not aware of any violation by the Trust of NYSE corporate governance listing standards.

The certifications by the Trust’s principal executive officer and principal financial officer required by Rule 30a-2 under the 1940 Act were filed with the Trust’s report to the SEC on Form N-CSR and are available on the Securities and Exchange Commission’s web site at http://www.sec.gov.

Your Notes

Your Notes

Van Kampen Municipal Trust
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of certain Van Kampen closed-end funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen Municipal Trust
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Municipal Trust
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

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Van Kampen Municipal Trust
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 341-2929 Monday-Friday between 9 a.m. and 6 p.m. (EST)

•	Writing to us at the following address: Van Kampen Closed-End Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

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Van Kampen Municipal Trust
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Closed-End Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

VKQANN 12/09
IU09-05317P-Y10/09

Item 2. Code of Ethics.
(a)     The Trust has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.
(b)	No information need be disclosed pursuant to this paragraph.

(c)	Due to personnel changes at the Adviser, the general counsel’s designee set forth in Exhibit C was amended in April 2009. Both editions of Exhibit C are attached.

(d)	Not applicable.

(e)	Not applicable.

(f)
(1)	The Trust’s Code of Ethics is attached hereto as Exhibit 12(1).

(2)	Not applicable.

(3)	Not applicable.
Item 3. Audit Committee Financial Expert.
The Trust’s Board of Trustees has determined that it has three “audit committee financial experts” serving on its audit committee, each of whom are “independent” Trustees : Rod Dammeyer, Jerry Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:
2009

	Registrant		Covered Entities(1)
Audit Fees	$37,945		N/A

Non-Audit Fees
Audit-Related Fees	$415	(3)	$1,110,000	(2)
Tax Fees	$2,750	(4)	$0
All Other Fees	$0		$0
Total Non-Audit Fees	$3,165		$1,110,000

Total	$41,110		$1,110,000
2008

	Registrant		Covered Entities(1)
Audit Fees	$37,945		N/A

Non-Audit Fees
Audit-Related Fees	$415	(3)	$215,000	(2)
Tax Fees	$2,750	(4)	$0
All Other Fees	$0		$0
Total Non-Audit Fees	$3,165		$215,000

Total	$41,110		$215,000

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Registrant, specifically annual agreed upon procedures for rating agencies.

(4)	Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:
JOINT AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
VAN KAMPEN FUNDS
AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 20041
1. STATEMENT OF PRINCIPLES
     The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.2
     The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.
     For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.
     The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).
     The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval

[1]	This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

[2]	Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
     The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.
     The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.
2. Delegation
     As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
3. Audit Services
     The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.
     In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
     The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
4. Audit-related Services
     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or, to the extent they are Covered Services, the Covered Entities’ financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

     The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
5. Tax Services
     The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.
     Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).
6. All Other Services
     The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.
     The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     A list of the SEC’s prohibited non-audit services is attached to this policy as Appendix B.5. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.
7. Pre-Approval Fee Levels or Budgeted Amounts
     Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

8. Procedures
     All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.
     The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix B.7. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.
9. Additional Requirements
     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.
10. Covered Entities
     Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:
-	Van Kampen Investments Inc.

-	Van Kampen Asset Management

-	Van Kampen Advisors Inc.

-	Van Kampen Funds Inc.

-	Van Kampen Investor Services Inc.

-	Morgan Stanley Investment Management Inc.

-	Morgan Stanley Trust Company

-	Morgan Stanley Investment Management Ltd.

-	Morgan Stanley Investment Management Company

-	Morgan Stanley Asset & Investment Trust Management Company Ltd.
(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (included herein).
(f) Not applicable.

(g) See table above.
(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.
Item 5. Audit Committee of Listed Registrants.
(a) The Trust has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry Choate and Rod Dammeyer.
(b) Not applicable.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Trust invests in exclusively non-voting securities and therefore this item is not applicable to the Trust.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
PORTFOLIO MANAGEMENT. As of the date of this report, the Fund is managed by members of the Municipal Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and the overall execution of the strategy of the Fund are Thomas Byron, a Vice President of the Adviser, Robert J. Stryker, a Vice President of the Adviser and Robert W. Wimmel, an Executive Director of the Adviser.
Mr. Byron has been associated with the Adviser in an investment management capacity since 1981 and began managing the Fund in September 2000. Mr. Stryker has been associated with the Adviser in an investment management capacity since 1994 and began managing the Fund in December 2009. Mr. Wimmel has been associated with the Adviser in an investment management capacity since August 1996 and began managing the Fund in November 2001.
The composition of the team may change from time to time.
OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
As of December 7, 2009:
Mr. Byron managed 27 registered investment companies with a total of approximately $11.0 billion in assets; no pooled investment vehicles other than registered investment companies; and two other accounts with a total of approximately $29.0 million in assets.
Mr. Stryker managed 32 registered investment companies with a total of approximately $11.9 billion in assets; no pooled investment vehicles other than registered investment companies; and two other accounts with a total of approximately $29.0 million in assets.

Mr. Wimmel managed 28 registered investment companies with a total of approximately $11.7 billion in assets; no pooled investment vehicles other than registered investment companies; two other accounts with a total of approximately $29.0 million in assets.
Because the portfolio managers manages assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaged in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.
PORTFOLIO MANAGERS COMPENSATION STRUCTURE
Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.
BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.
DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.
Discretionary compensation can include:
- Cash Bonus;
- Morgan Stanley’s Long-Term Incentive Compensation Program awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;
- Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated open-end funds they manage that are included in the IMAP Fund menu. For 2008 awards, a clawback provision was implemented that could be triggered if the individual engages in conduct detrimental to the Advisor or its affiliates.
- Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation or notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Adviser or its affiliates.
Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:
- Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. Other funds/accounts managed by the same portfolio manager may be measured against this same index and same rankings or ratings, if appropriate, or against other indices and other rankings or ratings that are deemed more appropriate given the size and/or style of such funds/accounts as set forth in such funds’/accounts’ disclosure materials and guidelines. The assets managed by the portfolio manager in funds, pooled investment vehicles and other accounts are described in “Other Accounts Managed by the Portfolio Manager” above. Generally, the greatest weight is placed on the three- and five-year periods.

- Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.
- Contribution to the business objectives of the Adviser.
- The dollar amount of assets managed by the portfolio manager.
- Market compensation survey research by independent third parties.
- Other qualitative factors, such as contributions to client objectives.
- Performance of Morgan Stanley and Morgan Stanley Investment Management Inc., and the overall performance of the investment team(s) of which the portfolio manager is a member.
SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS
As of December 7, 2009, the portfolio managers did not own any shares of the Fund.
Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

			Total Number of
			Shares Purchased	Maximum Number
			as	of Shares that may
			Part of Publicly	yet be Purchased
	Total Number of	Average Price	Announced Plans	Under the Plans or
Period	Shares Purchased	Paid per Share	or Programs	Programs
November	8,600	9.36	8,600	3,325,528
December	—	—	—	3,325,528
January	—	—	—	3,325,528
February	—	—	—	3,325,528
March	—	—	—	3,325,528
April	—	—	—	3,325,528
May	—	—	—	3,325,528
June	—	—	—	3,325,528
July	—	—	—	3,325,528
August	—	—	—	3,325,528
September	—	—	—	3,325,528
October	—	—	—	3,325,528
The Trust expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Trustees.
Item 10. Submission of Matters to a Vote of Security Holders.
Not Applicable.
Item 11. Controls and Procedures
(a) The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(1) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Municipal Trust

By:	/s/ Edward C. Wood III
Name:	Edward C. Wood III
Title:	Principal Executive Officer
Date:	December 17, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edward C. Wood III
Name:	Edward C. Wood III
Title:	Principal Executive Officer
Date:	December 17, 2009

By:	/s/ Stuart N. Schuldt
Name:	Stuart N. Schuldt
Title:	Principal Financial Officer
Date:	December 17, 2009